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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5032

BARON INVESTMENT FUNDS TRUST f/k/a

BARON ASSET FUND

(Exact name of registrant as specified in charter)

767 Fifth Avenue, 49th Floor	New York, NY 10153
(Address of Principal Executive Offices)	(Zip Code)

Patrick M. Patalino, Esq.

c/o Baron Investment Funds Trust

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-583-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 2569 (5-07)

Item 1. Reports to Stockholders.

Baron Investment Funds Trust Annual Report for the period ended September 30, 2010.

Baron Asset Fund

Baron Growth Fund

Baron Small Cap Fund

Baron Opportunity Fund

Baron Fifth Avenue Growth Fund

September 30, 2010

Baron Funds®

Annual Financial Report

Baron Asset Fund
Ticker Symbols:
Retail Shares: BARAX
Institutional Shares: BARIX
Performance	2
Top Ten Holdings	3
Sector Breakdown	3
Management’s Discussion of Fund Performance	3
Baron Growth Fund
Ticker Symbols:
Retail Shares: BGRFX
Institutional Shares: BGRIX
Performance	4
Top Ten Holdings	5
Sector Breakdown	5
Management’s Discussion of Fund Performance	5
Baron Small Cap Fund
Ticker Symbols:
Retail Shares: BSCFX
Institutional Shares: BSFIX
Performance	6
Top Ten Holdings	7
Sector Breakdown	7
Management’s Discussion of Fund Performance	7
Baron Opportunity Fund
Ticker Symbols:
Retail Shares: BIOPX
Institutional Shares: BIOIX
Performance	8
Top Ten Holdings	9
Sector Breakdown	9
Management’s Discussion of Fund Performance	9
Baron Fifth Avenue Growth Fund
Ticker Symbols:
Retail Shares: BFTHX
Institutional Shares: BFTIX
Performance	10
Top Ten Holdings	11
Sector Breakdown	11
Management’s Discussion of Fund Performance	11
Financial Statements
Statements of Net Assets	12
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets	25
Notes to Financial Statements	27
Financial Highlights	36
Report of Independent Registered Public Accounting Firm	41
Fund Expenses	42
Disclosure Regarding the Approval of the Investment Advisory Agreements for each of the Series by the Board of Trustees	43
Tax Information	45
Management of the Funds	46

DEAR BARON FUNDS SHAREHOLDER:

In this report you will find audited financial statements for Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund (the “Funds”) for the fiscal year ended September 30, 2010. The Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer and Chief Investment Officer November 22, 2010	Linda S. Martinson Chairman, President and Chief Operating Officer November 22, 2010	Peggy Wong Treasurer and Chief Financial Officer November 22, 2010

This Annual Financial Report is for the Baron Investment Funds Trust, which currently has five series: Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund. If you are interested in the Baron Select Funds, which contains the Baron Partners Fund, Baron Retirement Income Fund, Baron International Growth Fund and Baron Real Estate Fund series, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.

A description of the Funds’ proxy voting policies and procedures is available without charge on the Funds’ website, www.BaronFunds.com, or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website at www.BaronFunds.com and on the SEC’s website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. A copy of the Funds’ Forms N-Q may also be obtained upon request by calling 1-800-99BARON. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website at www.BaronFunds.com.

Some of the comments are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of the BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds, unless accompanied or preceded by the Funds’ current prospectus.

767 Fifth Avenue

NY, NY 10153

212-583-2100

Baron Asset Fund	September 30, 2010

Baron Asset Fund

Ticker Symbols:
Retail Shares: BARAX
Institutional Shares: BARIX
Performance	2
Top Ten Holdings	3
Sector Breakdown	3
Management’s Discussion of Fund Performance	3

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON ASSET FUND† IN RELATION TO THE RUSSELL MIDCAP GROWTH AND THE S&P 500 INDEXES

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2010

	One Year	Three Years	Five Years	Ten Years	Since Inception (June 12, 1987)
Baron Asset Fund — Retail Shares[1,2]	12.95%	–6.28%	1.88%	2.50%	10.64%
Baron Asset Fund — Institutional Shares[1,2,4]	13.24%	–6.18%	1.95%	2.54%	10.66%
Russell Midcap Growth[1]	18.27%	–3.90%	2.86%	–0.88%	8.86%	[3]
S&P 500[1]	10.16%	–7.16%	0.64%	–0.43%	8.32%

[1]

The S&P 500 and the Russell Midcap Growth are unmanaged indexes. The S&P 500 measures the performance of larger cap equities in the stock market in general. The Russell Midcap Growth measures the performance of mid-sized companies that are classified as growth. The indexes and the Baron Asset Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data in the table does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.

[3]	For the period June 30, 1987 to September 30, 2010.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

†	Performance information reflects results of the Retail Shares.

1.800.99.BARON

www.BaronFunds.com

©2010 All Rights Reserved

September 30, 2010	Baron Asset Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2010

Baron Asset Fund	% of Net Assets
C.H. Robinson Worldwide, Inc.	3.5%
Charles Schwab Corp.	3.5%
Gartner, Inc.	3.2%
Arch Capital Group, Ltd.	3.1%
IDEXX Laboratories, Inc.	3.0%
Polo Ralph Lauren Corp.	3.0%
FactSet Research Systems, Inc.	2.8%
Fastenal Co.	2.7%
Equinix, Inc.	2.7%
DeVry, Inc.	2.7%
30.2%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 20102

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron Asset Fund† gained 12.95% for the fiscal year ended September 30, 2010, underperforming the Russell Midcap Growth index, which gained 18.27% and outperforming the S&P 500, which gained 10.16%.

Baron Asset Fund invests primarily in medium-sized growth companies for the long-term while using value-oriented purchase and sell disciplines1. The Fund purchases companies that the Adviser believes have sustainable competitive advantages and strong financial characteristics, operating in industries with favorable macroeconomic trends led by strong management.

The market seesawed throughout the 12-month period ended September 30, peaking in April, declining sharply through May and June, and gaining solidly in July and September. We believe the stock market’s September rally was primarily driven by investors anticipating further quantitative easing by the Federal Reserve. Despite the September rally, the best performing September for the S&P 500 Index since 1939, the equity markets are on par with January 2010 levels and remain close to what they were in March of 1999. The S&P 500 Index on March 31, 1999 was 1,286.37, and as of September 30, 2010, it was 1,141.20. After 11 years the S&P 500 remains at similar levels, yet the earnings per share of the companies in the index could be double.

While economic growth remained weak in the third quarter, a double-dip recession did not materialize. We believe the economy is at a critical inflection point regarding deflation and “reflation”. Many companies, strong financially, hold approximately $1.8 trillion in cash defensively. Towards the end of September, the Fed stated that if the economy does not show improvement, it would seek ways to ease monetary conditions or provide additional stimulus. It is our view that macro economic events continue to overwhelm company fundamentals as the main drivers of stock performance. We continue to find quality businesses selling at compelling valuations and remain fully invested.

The largest contributor to the Fund’s performance for the year ended September 30, 2010 was Gartner, Inc., the leading independent provider of research and analysis on the information technology industry. Gartner benefited from strong earnings and accelerating sales throughout the year. We expect the company to show continued sales momentum across 2010 and beyond as it adds capacity to its sales force, raises prices, launches innovative new products, and leverages its global sales network to cost-effectively distribute research from recent acquisitions AMR and Burton.

Charles Schwab Corp. had the most negative impact on the Fund’s performance for the period. This leading discount brokerage is currently achieving less than its full earnings potential due to the exceptionally low-interest-rate environment. This reduces earnings on client cash balances, and results in the company waiving a significant portion of its asset management fees on money market funds. We think that Schwab’s franchise remains strong, and that the current valuation is low given both the company’s earnings growth potential from ongoing asset gathering, and the step-up in earnings that should occur when interest rates rise.

The Adviser expects to continue to invest in companies that, in our opinion, are undervalued relative to their long-term growth prospects and have the ability to sustain superior levels of profitability. We intend to continue to identify superior quality companies through our independent research efforts. We expect the Fund will remain diversified not only by industry and investment theme, but also by external factors we believe could affect company performance. This approach to investing in companies, not trading of stocks, we believe will allow the Fund to produce above-average rates of return.

[1]	Prior to February 15, 2007, the Fund’s strategy was also to invest primarily in small- and mid-sized growth companies.

[2]

Industry sector or sub-industry group levels are derived from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “As Is” with no warranties.

†	Performance information reflects results of the Retail Shares.

Baron Growth Fund	September 30, 2010

Baron Growth Fund

Ticker Symbols:
Retail Shares: BGRFX
Institutional Shares: BGRIX
Performance	4
Top Ten Holdings	5
Sector Breakdown	5
Management’s Discussion of Fund Performance	5

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GROWTH FUND† IN RELATION TO THE RUSSELL 2000 GROWTH AND THE S&P 500 INDEXES

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2010

	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 1994)
Baron Growth Fund — Retail Shares[1,2]	13.77%	–5.10%	2.19%	6.48%	12.77%
Baron Growth Fund — Institutional Shares[1,2,3]	14.07%	–4.99%	2.25%	6.52%	12.80%
Russell 2000 Growth[1]	14.79%	–3.75%	2.35%	–0.13%	5.40%
Russell 2000[1]	13.35%	–4.29%	1.60%	4.00%	7.95%
S&P 500[1]	10.16%	–7.16%	0.64%	–0.43%	7.91%

[1]

The Russell 2000 Growth has replaced the Russell 2000 as the primary broad-based index for the Fund because the Adviser believes that the Russell 2000 Growth is more representative of the Fund's investment strategy, as the companies in that index are growth companies. The Russell 2000 remains in the table above for comparison purposes. The Russell 2000, Russell 2000 Growth and S&P 500 are unmanaged indexes. The Russell 2000 measures the performance of 2000 small companies. The Russell 2000 Growth measures the performance of those Russell 2000 companies classified as growth. The S&P 500 measures the performance of larger cap equities in the stock market in general. These indexes and the Baron Growth Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data in the table does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.

[3]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

†	Performance information reflects results of the Retail Shares.

1.800.99 BARON

www.BaronFunds.com

©2010 All Rights Reserved

September 30, 2010	Baron Growth Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2010

Baron Growth Fund	% of Net Assets
Edwards Lifesciences Corp.	4.2%
DeVry, Inc.	3.2%
MSCI, Inc.	2.5%
Dick’s Sporting Goods, Inc.	2.5%
ITC Holdings Corp.	2.5%
Mettler-Toledo International, Inc.	2.5%
Arch Capital Group, Ltd.	2.4%
FactSet Research Systems, Inc.	2.4%
Core Laboratories N.V.	2.2%
Community Health Systems, Inc.	2.2%
26.6%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 20101

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron Growth Fund† gained 13.77% for the fiscal year ended September 30, 2010, compared to a 14.79% gain for the Russell 2000 Growth index and a 10.16% gain for the S&P 500.

Baron Growth Fund is a long-term investor in primarily small- sized growth companies. The Adviser, through its independent research of companies, utilizes an investment approach that it believes allows it to look beyond the current market environment and invest based upon the potential profitability of a business, and therefore its value in the future.

The market seesawed throughout the 12-month period ended September 30, peaking in April, declining sharply through May and June, and gaining solidly in July and September. We believe the stock market’s September rally was primarily driven by investors anticipating further quantitative easing by the Federal Reserve. Despite the September rally, the best performing September for the S&P 500 Index since 1939, the equity markets are on par with January 2010 levels and remain close to what they were in March of 1999. The S&P 500 Index on March 31, 1999 was 1,286.37, and as of September 30, 2010, it was 1,141.20. After 11 years the S&P 500 remains at similar levels, yet the earnings per share of the companies in the index could be double.

While economic growth remained weak in the third quarter, a double-dip recession did not materialize. We believe the economy is at a critical inflection point regarding deflation and “reflation.” Many companies, strong financially, hold approximately $1.8 trillion in cash defensively. Towards the end of September, the Fed stated that if the economy does not show improvement, it would seek ways to ease monetary conditions or provide additional stimulus. It is our view that macro economic events continue to overwhelm company fundamentals as the main drivers of stock performance. We continue to find quality businesses selling at compelling valuations and remain fully invested.

Edwards Lifesciences Corp., a leading manufacturer of tissue heart valves, was the largest contributor to the Fund’s performance for the year ended September 30, 2010. We continue to think highly of Edwards’ prospects. Results from a trial of its transcatheter heart valve are encouraging, suggesting its new SAPIEN valve should be the standard of care for patients with aortic stenosis who are not suitable candidates for surgery. We believe the success of the trial will lead to the emergence of a new, multi-billion dollar market opportunity for Edwards in transcatheter heart valves.

Strayer Education, Inc. had the most negative impact on the Fund during the period. The 115-year-old institution, serving more than 50,000 students, sustained sharp stock-price declines as investors grew concerned with the likelihood of increased government regulation. We believe that Strayer will ultimately benefit from tighter regulation as questionable and inappropriate practices of less reputable schools are eliminated.

We believe that our investment process, with its focus on research and long-term investing, will enable the Fund to take advantage of opportunities as they arise throughout the economic recovery. We intend to continue to invest in small businesses that we believe have the potential to grow substantially in the years ahead. We expect the Fund will remain diversified not only by industry and investment theme, but also by external factors we believe could affect company performance. This approach to investing in companies, not trading of stocks, we believe will allow the Fund to produce above-average rates of return.

[1]

Industry sector or sub-industry group levels are derived from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “As Is” with no warranties.

†	Performance information reflects results of the Retail Shares.

Baron Small Cap Fund	September 30, 2010

Baron Small Cap Fund

Ticker Symbols:
Retail Shares: BSCFX
Institutional Shares: BSFIX
Performance	6
Top Ten Holdings	7
Sector Breakdown	7
Management’s Discussion of Fund Performance	7

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON SMALL CAP FUND† IN RELATION TO THE RUSSELL 2000 GROWTH AND THE S&P 500 INDEXES

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2010

	One Year	Three Years		Five Years	Ten Years		Since Inception (September 30, 1997)
Baron Small Cap Fund — Retail Shares[1,2]	16.37%	–	4.24%	2.57%		5.87%	8.36%
Baron Small Cap Fund — Institutional Shares[1,2,3]	16.69%	–	4.13%	2.64%		5.90%	8.39%
Russell 2000 Growth[1]	14.79%	–	3.75%	2.35%	–	0.13%	1.89%
Russell 2000[1]	13.35%	–	4.29%	1.60%		4.00%	4.45%
S&P 500[1]	10.16%	–	7.16%	0.64%	–	0.43%	3.23%

[1]

The Russell 2000 Growth has replaced the Russell 2000 as the primary broad-based index for the Fund because the Adviser believes that the Russell 2000 Growth is more representative of the Fund’s investment strategy, as the companies in that index are growth companies. The Russell 2000 remains in the table above for comparison purposes. The Russell 2000, Russell 2000 Growth and S&P 500 are unmanaged indexes. The Russell 2000 measures the performance of 2000 small companies. The Russell 2000 Growth measures the performance of those Russell 2000 companies classified as growth. The S&P 500 measures the performance of larger cap equities in the stock market in general. These indexes and the Baron Small Cap Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data in the table does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.

[3]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

†	Performance information reflects results of the Retail Shares.

1.800.99 BARON

www.BaronFunds.com

©2010 All Rights Reserved

September 30, 2010	Baron Small Cap Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2010

Baron Small Cap Fund	% of Net Assets
SBA Communications Corp.	3.4%
Penn National Gaming, Inc.	2.8%
Equinix, Inc.	2.7%
TransDigm Group, Inc.	2.5%
Waste Connections, Inc.	2.4%
Liberty Media Corp.	2.4%
Iconix Brand Group, Inc.	2.1%
Gartner, Inc.	2.0%
Atlas Energy, Inc.	2.0%
Clean Harbors, Inc.	1.9%
24.2%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 20101

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron Small Cap Fund† gained 16.37% for the fiscal year ended September 30, 2010, outperforming both the Russell 2000 Growth index of small-cap stocks, which gained 14.79%, and the S&P 500, which gained 10.16%.

Baron Small Cap Fund invests primarily in small-cap growth companies. The Fund is a long-term investor in what the Adviser believes are well-run small-cap growth businesses that can be purchased at prices that represent a significant discount to our assessment of true value.

The market seesawed throughout the 12-month period ended September 30, peaking in April, declining sharply through May and June, and gaining solidly in July and September. We believe the stock market’s September rally was primarily driven by investors anticipating further quantitative easing by the Federal Reserve. Despite the September rally, the best performing September for the S&P 500 Index since 1939, the equity markets are on par with January 2010 levels and remain close to what they were in March of 1999. The S&P 500 Index on March 31, 1999 was 1,286.37, and as of September 30, 2010, it was 1,141.20. After 11 years the S&P 500 remains at similar levels, yet the earnings per share of the companies in the index could be double.

While economic growth remained weak in the third quarter, a double-dip recession did not materialize. We believe the economy is at a critical inflection point regarding deflation and “reflation”. Many companies, strong financially, hold approximately $1.8 trillion in cash defensively. Towards the end of September, the Fed stated that if the economy does not show improvement, it would seek ways to ease monetary conditions or provide additional stimulus. It is our view that macro economic events continue to overwhelm company fundamentals as the main drivers of stock performance. We continue to find quality businesses selling at compelling valuations and remain fully invested.

Liberty Media Corp., with interests in a broad range of electronic retailing, media, communications and entertainment businesses, was the largest contributor to the Fund for the fiscal year ended September 30, 2010. Liberty’s shares were strong throughout the year, in part due to the sharp rise in value in the shares of Sirius XM Radio, 40%-owned by Liberty. Management deserves credit, too, for making clear to investors that the stock was trading at a large discount to its underlying net asset value. Additionally, the company repurchased about 10% of its outstanding shares, further improving the shares’ underlying value.

Strayer Education, Inc. had the most negative impact on the Fund during the period. The 115-year-old institution, serving more than 50,000 students, sustained sharp stock-price declines as investors grew concerned with the likelihood of increased government regulation. We believe that Strayer will ultimately benefit from tighter regulation as questionable and inappropriate practices of less reputable schools are eliminated.

Baron Small Cap’s investments fall into three categories: Growth Stocks, Fallen Angels and Special Situations. The Fund intends to continue to invest in “Growth Stocks” that we believe have significant long-term growth prospects and can be purchased at what we believe are attractive prices because their prospects have not yet been appreciated by investors. “Fallen Angels” are companies that we believe have strong long-term franchises but have disappointed investors with short-term results, creating what we believe is a buying opportunity. “Special Situations” include spin-offs and recapitalizations, where lack of investor awareness creates opportunities to purchase what we believe are strong businesses at attractive prices.

[1]

Industry sector or sub-industry group levels are derived from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “As Is” with no warranties.

†	Performance information reflects results of the Retail Shares.

Baron Opportunity Fund	September 30, 2010

Baron Opportunity Fund

Ticker Symbols:
Retail Shares: BIOPX
Institutional Shares: BIOIX
Performance	8
Top Ten Holdings	9
Sector Breakdown	9
Management’s Discussion of Fund Performance	9

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON OPPORTUNITY FUND† IN RELATION TO THE RUSSELL MIDCAP GROWTH, THE NASDAQ COMPOSITE, AND THE S&P 500 INDEXES

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2010

	One Year	Three Years	Five Years	Ten Years	Since Inception (February 29, 2000)
Baron Opportunity Fund — Retail Shares[1,2]	20.26%	–0.64%	6.85%	3.87%	2.36%
Baron Opportunity Fund — Institutional Shares[1,2,3]	20.53%	–0.54%	6.92%	3.90%	2.39%
Russell Midcap Growth[1]	18.27%	–3.90%	2.86%	–0.88%	–1.31%
NASDAQ Composite[1]	11.60%	–4.29%	1.94%	–4.29%	–6.26%
S&P 500[1]	10.16%	–7.16%	0.64%	–0.43%	0.13%

[1]

The Russell Midcap Growth has replaced the NASDAQ Composite as the primary broad-based index for the Fund because the Adviser believes that the Russell Midcap Growth is more representative of the Fund’s investment strategy. The NASDAQ Composite remains in the table above for comparison purposes. The Russell Midcap Growth, the NASDAQ Composite and the S&P 500 are unmanaged indexes. The Russell Midcap Growth measures the performance of mid-sized companies that are classified as growth. The NASDAQ Composite tracks the performance of market-value weighted common stocks listed on NASDAQ. The S&P 500 measures the performance of larger cap equities in the stock market in general. The NASDAQ Composite is without dividends. The S&P 500, the Russell Midcap Growth and the Baron Opportunity Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data in the table does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.

[3]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

†	Performance information reflects results of the Retail Shares.

1.800.99.BARON

www.BaronFunds.com

©2010 All Rights Reserved

September 30, 2010	Baron Opportunity Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2010

Baron Opportunity Fund	% of Net Assets
Equinix, Inc.	4.7%
SBA Communications Corp.	3.6%
NII Holdings, Inc.	3.5%
Apple, Inc.	3.1%
MSCI, Inc.	3.0%
Gartner, Inc.	2.8%
Discovery Communications, Inc.	2.5%
Lamar Advertising Co.	2.3%
Pegasystems, Inc.	2.3%
Amazon.com, Inc.	2.1%
29.9%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 20101

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron Opportunity Fund† gained 20.26% in the fiscal year ended September 30, 2010 while the Russell Midcap Growth index gained 18.27%, the NASDAQ Composite gained 11.60% and the S&P 500 gained 10.16%.

Baron Opportunity Fund, like the other Baron Funds, utilizes value purchase disciplines while investing in growth companies that the Adviser believes are driving or benefiting from innovation through development of pioneering, transformative or technologically advanced products and services.

The market seesawed throughout the 12-month period ended September 30, peaking in April, declining sharply through May and June, and gaining solidly in July and September. We believe the stock market’s September rally was primarily driven by investors anticipating further quantitative easing by the Federal Reserve. Despite the September rally, the best performing September for the S&P 500 Index since 1939, the equity markets are on par with January 2010 levels and remain close to what they were in March of 1999. The S&P 500 Index on March 31, 1999 was 1,286.37, and as of September 30, 2010, it was 1,141.20. After 11 years the S&P 500 remains at similar levels, yet the earnings per share of the companies in the index could be double.

The focus of the Fund is innovation. Coming out of the economic downturn, we believe innovation is more important than ever. Technological innovation is the main source of productivity and growth, and more economists and business leaders believe that innovation is the most promising way for the U.S. to recover. With our open, pioneering and entrepreneurial culture, innovation is something America still does well. Innovation breeds change – and in times of change, new leaders emerge. We are focusing on those businesses that are disrupting and transforming their industries, creating cutting-edge products and services that are rapidly changing the way we live and do business. The pace of innovation hasn’t slowed because of the recession or the slow economic recovery and we are finding investment opportunities across a wide array of sectors such as Health Care, Energy, Financials, Consumer Discretionary and Information Technology.

SBA Communications Corp., one of the largest independent owners of wireless communications infrastructure – tower and antenna systems – in the U.S., was the largest contributor to the Fund for the fiscal year ended September 30, 2010. SBA’s shares gained on strong leasing activity by wireless carriers. Smartphones, iPads and mobile laptops have driven insatiable consumer demand for wireless data. In turn carriers are improving the coverage and capacity of their existing networks. Investment in the next generation of networks has been driving incrementally more tower leasing activity. And, as financing markets have improved, SBA has reduced its cost of borrowing, while pushing out debt maturities.

Vitacost.com, Inc., the largest detractor from Fund performance during the period, is a leading online retailer of vitamins, nutritional supplements, health and wellness products, food & grocery items and beauty & personal products. Shares of Vitacost dropped sharply during the period as the company confronted manufacturing problems and a contentious proxy battle that resulted in a new board and senior management. We think the company is now well positioned to capitalize on a $25 billion market opportunity. Vitacost is the current online market leader and, with better execution, we think it can growth significantly.

We believe that our investment process, with its focus on research and long-term investing, will enable the Fund to continue taking advantage of opportunities as they arise throughout the economic recovery. We expect to continue to invest in high-growth businesses of all market capitalizations in any sector or industry that we believe will benefit from innovations and advances in technology.

[1]

Industry sector or sub-industry group levels are derived from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “As Is” with no warranties.

†	Performance information reflects results of the Retail Shares.

Baron Fifth Avenue Growth Fund	September 30, 2010

Baron Fifth Avenue Growth Fund

Ticker Symbols:
Retail Shares: BFTHX
Institutional Shares: BFTIX
Performance	10
Top Ten Holdings	11
Sector Breakdown	11
Management’s Discussion of Fund Performance	11

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FIFTH AVENUE GROWTH FUND† IN RELATION TO THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2010

	One Year	Three Years	Five Years	Since Inception (April 30, 2004)
Baron Fifth Avenue Growth Fund — Retail Shares[1,2]	7.38%	–7.44%	–0.64%	1.78%
Baron Fifth Avenue Growth Fund — Institutional Shares[1,2,3]	7.59%	–7.35%	–0.58%	1.82%
S&P 500[1]	10.16%	–7.16%	0.64%	2.55%

[1]

The S&P 500 is an unmanaged index. The S&P 500 measures the performance of larger cap equities in the stock market in general. The index and the Baron Fifth Avenue Growth Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data in the table does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.

[3]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

†	Performance information reflects results of the Retail Shares.

1.800.99 BARON

www.BaronFunds.com

©2010 All Rights Reserved

September 30, 2010	Baron Fifth Avenue Growth Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2010

Baron Fifth Avenue Growth Fund	% of Net Assets
American Tower Corp.	3.9%
Occidental Petroleum Corp.	3.5%
FedEx Corp.	3.5%
McDonald’s Corp.	3.4%
Equinix, Inc.	3.4%
Apple, Inc.	3.3%
Carnival Corp.	3.3%
Toll Brothers, Inc.	3.3%
Republic Services, Inc.	3.2%
Fastenal Co.	3.1%
33.9%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 20101

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron Fifth Avenue Growth Fund† gained 7.38% for the fiscal year ended September 30, 2010, while the Fund’s relative index, the S&P 500, gained 10.16%.

Baron Fifth Avenue Growth Fund focuses on the long-term fundamental prospects of the businesses in which it invests. This contrasts with other investors’ focus on historical operating results or current earnings expectations. The Adviser believes that historical results and the outlook for near-term earnings are often not indicative of superior longer-term prospects that can be identified through research efforts.

The market seesawed throughout the 12-month period ended September 30, peaking in April, declining sharply through May and June, and gaining solidly in July and September. We believe the stock market’s September rally was primarily driven by investors anticipating further quantitative easing by the Federal Reserve. Despite the September rally, the best performing September for the S&P 500 Index since 1939, the equity markets are on par with January 2010 levels and remain close to what they were in March of 1999. The S&P 500 Index on March 31, 1999 was 1,286.37, and as of September 30, 2010, it was 1,141.20. After 11 years the S&P 500 remains at similar levels, yet the earnings per share of the companies in the index could be double.

While economic growth remained weak in the third quarter, a double-dip recession did not materialize. We believe that the economy is at a critical inflection point regarding deflation and “reflation”. Many companies, strong financially, hold approximately $1.8 trillion in cash defensively. The Fed stated that if the economy does not show improvement, it would seek ways to ease monetary conditions or provide additional stimulus. It is our view that macro economic events continue to overwhelm company fundamentals as the main drivers of stock performance. We continue to find quality businesses selling at compelling valuations and remain fully invested.

American Tower Corp., the largest wireless tower operator in the U.S. with 20,000 towers and an additional 6,000 towers in Latin America and India, was the largest contributor to the Fund for the fiscal year ended September 30, 2010. The growing use of smart phones, iPads and mobile computers is driving demand for wireless voice and data coverage. The result is more leasing activity for American Tower, which has been expanding its international operations by bringing the U.S. tower model to new markets. We expect the addition of new tenants, the adoption of next-generation networks and higher prices to drive earnings and increase free cash flow.

Community Health Systems, Inc., one of the nation’s leading operators of for-profit general acute care hospitals, was the largest detractor from Fund performance during the period. While we believe that the health care reform bill will have a long-term positive impact on Community’s business by insuring 35 million additional people, thus reducing the hospital’s high bad debt load, in the short run, the continued high level of unemployment has continued to weigh on Community’s results.

The Adviser invests in what we believe are some of the best companies in America. The Fund is positioned, in our view, in blue-chip, best-of-breed growth companies with a strong emphasis on quality to reduce risk. We believe the key to long-term stock appreciation is consistent earnings growth. We invest in those companies that are market share leaders who dominate their industry, companies with strong franchises and a strong brand name, avoiding fads and other short-term, unsustainable trends. We target companies that are the low-cost operators in their industry with, in our view, high barriers to entry. We also try to invest in growth companies that are positioned in industries that are themselves growing as opposed to industries that are stagnant or structurally challenged.

[1]

Industry sector or sub-industry group levels are derived from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “As Is” with no warranties.

†	Performance information reflects results of the Retail Shares.

Baron Asset Fund	September 30, 2010

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2010

Shares		Cost	Value
Common Stocks (97.12%)
Consumer Discretionary (22.51%)
	Advertising (1.10%)
923,493	Lamar Advertising Co., Cl A1	$49,630,649	$29,385,547

	Apparel Retail (1.12%)
950,000	Urban Outfitters, Inc.[1]	15,905,626	29,868,000

	Apparel, Accessories & Luxury Goods (2.95%)
875,000	Polo Ralph Lauren Corp., Cl A	17,007,094	78,627,500

	Automotive Retail (0.52%)
500,000	CarMax, Inc.[1]	5,701,415	13,930,000

	Broadcasting (1.80%)
1,100,000	Discovery Communications, Inc., Cl A1	29,767,574	47,905,000

	Casinos & Gaming (1.71%)
525,000	Wynn Resorts, Ltd.	1,743,976	45,554,250

	Education Services (2.68%)
1,450,000	DeVry, Inc.	15,178,463	71,354,500

	Hotels, Resorts & Cruise Lines (2.35%)
850,000	Choice Hotels Intl., Inc.	4,185,563	30,991,000
850,000	Hyatt Hotels Corp., Cl A1	24,084,647	31,781,500

		28,270,210	62,772,500

	Household Appliances (0.46%)
200,000	Stanley Black & Decker, Inc.	11,721,438	12,256,000

	Internet Retail (2.13%)
650,000	Expedia, Inc.	18,495,801	18,336,500
110,000	priceline.com, Inc.[1]	17,910,917	38,317,400

		36,406,718	56,653,900

	Leisure Facilities (2.53%)
1,799,200	Vail Resorts, Inc.[1,5]	35,613,086	67,505,984

	Specialty Stores (3.16%)
1,250,000	Dick’s Sporting Goods, Inc.[1]	35,113,986	35,050,000
1,050,000	Tiffany & Co.	33,710,690	49,339,500

		68,824,676	84,389,500

Total Consumer Discretionary		315,770,925	600,202,681

Energy (8.33%)
	Oil & Gas Drilling (1.18%)
775,000	Helmerich & Payne, Inc.	23,964,498	31,356,500

	Oil & Gas Equipment & Services (2.33%)
440,000	Core Laboratories N.V.[2]	30,622,516	38,737,600
275,000	SEACOR Holdings, Inc.[1]	7,751,166	23,419,000

		38,373,682	62,156,600

	Oil & Gas Exploration & Production (2.84%)
239,500	Concho Resources, Inc.[1]	11,554,901	15,847,715
575,200	Ultra Petroleum Corp.[1,2]	24,843,913	24,146,896
375,000	Whiting Petroleum Corp.[1]	26,220,923	35,816,250

		62,619,737	75,810,861

	Oil & Gas Storage & Transportation (1.98%)
2,200,000	Southern Union Co.	27,493,069	52,932,000

Total Energy		152,450,986	222,255,961

Shares		Cost	Value
Common Stocks (continued)
Financials (16.75%)
	Asset Management & Custody Banks (3.87%)
2,089,799	Eaton Vance Corp.	$54,642,489	$60,687,763
850,000	T. Rowe Price Group, Inc.	23,450,029	42,555,250

		78,092,518	103,243,013

	Consumer Finance (0.06%)
35,000	Green Dot Corp., Cl A1	1,387,515	1,696,800

	Insurance Brokers (0.76%)
1,000,000	Brown & Brown, Inc.	19,454,527	20,190,000

	Investment Banking & Brokerage (3.49%)
6,700,000	Charles Schwab Corp.	14,065,115	93,130,000

	Office REITs (1.66%)
140,300	Alexander’s, Inc.[4]	7,704,958	44,303,934

	Real Estate Services (1.27%)
1,850,000	CB Richard Ellis Group, Inc., Cl A1	22,237,711	33,818,000

	Reinsurance (3.14%)
1,000,000	Arch Capital Group, Ltd.[1,2]	33,841,383	83,800,000

	Specialized Finance (2.50%)
90,000	CME Group, Inc., Cl A	6,209,144	23,440,500
1,300,000	MSCI, Inc., Cl A1	39,123,416	43,173,000

		45,332,560	66,613,500

Total Financials		222,116,287	446,795,247

Health Care (13.97%)
	Health Care Distributors (1.54%)
700,000	Henry Schein, Inc.[1]	19,695,528	41,006,000

	Health Care Equipment (4.29%)
1,300,000	IDEXX Laboratories, Inc.[1]	53,002,191	80,236,000
110,000	Intuitive Surgical, Inc.[1]	12,538,359	31,211,400
25,000	Sonova Holding AG2	3,136,936	3,052,969

		68,677,486	114,500,369

	Health Care Facilities (1.57%)
1,350,000	Community Health Systems, Inc.[1]	40,200,024	41,809,500

	Health Care Supplies (1.38%)
850,000	DENTSPLY International, Inc.	18,183,366	27,174,500
200,000	Gen-Probe, Inc.[1,4]	8,252,158	9,692,000

		26,435,524	36,866,500

	Life Sciences Tools & Services (5.19%)
453,214	Covance, Inc.[1]	24,159,315	21,205,883
725,000	Life Technologies Corp.[1]	37,595,422	33,850,250
400,000	Mettler-Toledo International, Inc.[1]	26,298,876	49,776,000
700,000	Thermo Fisher Scientific, Inc.[1]	20,053,400	33,516,000

		108,107,013	138,348,133

Total Health Care		263,115,575	372,530,502

Industrials (17.99%)
	Aerospace & Defense (0.38%)
80,000	Precision Castparts Corp.	4,744,426	10,188,000

	Air Freight & Logistics (5.53%)
1,350,000	C. H. Robinson Worldwide, Inc.	24,942,053	94,392,000
1,150,000	Expeditors International of Washington, Inc.	29,708,326	53,164,500

		54,650,379	147,556,500

12	See Notes to Financial Statements.

September 30, 2010	Baron Asset Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2010

Shares		Cost	Value
Common Stocks (continued)
Industrials (continued)
	Construction & Engineering (0.10%)
141,197	Quanta Services, Inc.[1]	$2,375,183	$2,694,039

	Diversified Support Services (2.63%)
1,150,000	Copart, Inc.[1]	42,059,264	37,915,500
1,550,000	Ritchie Bros. Auctioneers, Inc.[2]	38,130,924	32,193,500

		80,190,188	70,109,000

	Environmental & Facilities Services (2.35%)
900,000	Stericycle, Inc.[1]	26,498,096	62,532,000

	Human Resource & Employment Services (0.98%)
1,000,000	Robert Half International, Inc.	972,552	26,000,000

	Research & Consulting Services (2.42%)
50,000	Dun & Bradstreet Corp.	3,714,762	3,707,000
650,000	Equifax, Inc.	21,482,511	20,280,000
1,450,000	Verisk Analytics, Inc., Cl A1	37,700,535	40,614,500

		62,897,808	64,601,500

	Trading Companies & Distributors (3.60%)
1,375,000	Fastenal Co.	54,825,095	73,136,250
425,000	MSC Industrial Direct Co., Inc., Cl A	19,842,798	22,967,000

		74,667,893	96,103,250

Total Industrials		306,996,525	479,784,289

Information Technology (12.20%)
	Application Software (5.52%)
700,000	ANSYS, Inc.[1]	21,311,741	29,575,000
428,807	Blackboard, Inc.[1]	17,998,577	15,454,204
400,000	Citrix Systems, Inc.[1]	15,691,132	27,296,000
925,000	FactSet Research Systems, Inc.	53,842,905	75,045,250

		108,844,355	147,370,454

	Electronic Equipment & Instruments (0.82%)
850,000	FLIR Systems, Inc.[1]	18,928,164	21,845,000

	IT Consulting & Other Services (5.86%)
700,000	Equinix, Inc.[1,4]	56,983,955	71,645,000
2,875,000	Gartner, Inc.[1]	68,065,780	84,640,000

		125,049,735	156,285,000

Total Information Technology		252,822,254	325,500,454

Materials (1.33%)
	Specialty Chemicals (1.33%)
700,000	Ecolab, Inc.	23,937,958	35,518,000

Telecommunication Services (4.04%)
	Wireless Telecommunication Services (4.04%)
1,025,000	NII Holdings, Inc.[1]	39,262,199	42,127,500
1,625,000	SBA Communications Corp., Cl A1	53,434,220	65,487,500

Total Telecommunication Services		92,696,419	107,615,000

Total Common Stocks		1,629,906,929	2,590,202,134

Shares		Cost	Value
Private Equity Investments (1.38%)
Consumer Discretionary (0.58%)
	Hotels, Resorts & Cruise Lines (0.58%)
5,200,000	Kerzner International Holdings, Ltd., Cl A1,2,3,4,6	$52,000,000	$15,600,000

Financials (0.80%)
	Asset Management & Custody Banks (0.80%)
5,600,004	Windy City Investments Holdings LLC[1,3,4,6]	31,960,710	21,280,013

Total Private Equity Investments		83,960,710	36,880,013

Principal Amount
Short Term Investments (1.90%)
$50,560,338	Repurchase Agreement with Fixed Income Clearing Corp., dated 09/30/2010, 0.08% due 10/01/2010; Proceeds at maturity - $50,560,450; (Fully collateralized by U.S. Treasury Note, 3.375% due 11/15/2019; Market value - $53,089,313)	50,560,338	50,560,338

Total Investments (100.40%)		$1,764,427,977	2,677,642,485

Liabilities Less Cash and Other Assets (-0.40%)			(10,643,662)

Net Assets			$2,666,998,823

Retail Shares (Equivalent to $49.27 per share based on 49,204,228 shares outstanding)			$2,424,208,476

Institutional Shares (Equivalent to $49.43 per share based on 4,911,677 shares outstanding)			$242,790,347

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	At September 30, 2010, the market value of restricted and fair valued securities amounted to $36,880,013 or 1.38% of net assets. None of these securities are deemed liquid. See Note 6.
[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	See Note 9 regarding “Affiliated” companies.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.

See Notes to Financial Statements.	13

Baron Growth Fund	September 30, 2010

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2010

Shares		Cost	Value
Common Stocks (99.19%)
Consumer Discretionary (25.65%)
	Advertising (0.47%)
825,000	Lamar Advertising Co., Cl A1	$10,621,218	$26,251,500

	Apparel Retail (1.81%)
3,000,000	J. Crew Group, Inc.[1]	94,519,543	100,860,000

	Apparel, Accessories & Luxury Goods (1.60%)
215,000	Companhia Hering SA2	9,459,777	9,250,591
1,775,000	Under Armour, Inc., Cl A1	61,385,419	79,946,000

		70,845,196	89,196,591

	Automotive Retail (0.56%)
650,000	CarMax, Inc.[1]	6,333,646	18,109,000
1,000,000	Penske Automotive Group, Inc.[1]	17,800,673	13,200,000

		24,134,319	31,309,000

	Casinos & Gaming (1.44%)
2,700,000	Penn National Gaming, Inc.[1]	75,975,993	79,947,000

	Distributors (2.02%)
5,400,000	LKQ Corp.[1]	75,125,818	112,320,000

	Education Services (6.80%)
4,667,005	Anhanguera Educacional Participacoes SA2	61,955,342	82,775,899
3,625,000	DeVry, Inc.[4]	60,704,873	178,386,250
675,000	Strayer Education, Inc.	55,103,824	117,787,500

		177,764,039	378,949,649

	Home Furnishings (0.48%)
500,000	Mohawk Industries, Inc.[1]	14,039,361	26,650,000

	Home Improvement Retail (0.27%)
600,000	Lumber Liquidators Holdings, Inc.[1]	14,918,289	14,742,000

	Hotels, Resorts & Cruise Lines (1.96%)
3,000,000	Choice Hotels International, Inc.[4]	74,119,736	109,380,000

	Internet Retail (0.88%)
1,105,000	Blue Nile, Inc.[1,4]	36,573,734	49,161,450

	Leisure Facilities (1.28%)
1,900,000	Vail Resorts, Inc.[1,4]	51,691,238	71,288,000

	Publishing (1.72%)
2,154,552	Morningstar, Inc.[1]	62,871,271	96,006,837

	Restaurants (1.84%)
850,000	Panera Bread Co., Cl A1	32,809,975	75,318,500
800,000	Peet’s Coffee & Tea, Inc.[1,4]	18,562,773	27,384,000

		51,372,748	102,702,500

	Specialty Stores (2.52%)
5,000,000	Dick’s Sporting Goods, Inc.[1]	86,074,246	140,200,000

Total Consumer Discretionary		920,646,749	1,428,964,527

Consumer Staples (5.70%)
	Food Retail (0.66%)
1,000,000	Whole Foods Market, Inc.[1]	10,286,645	37,110,000

	Household Products (1.34%)
1,150,000	Church & Dwight Co., Inc.	42,111,789	74,681,000

	Packaged Foods & Meats (3.70%)
1,064,823	Diamond Foods, Inc.	38,931,996	43,647,095
4,275,000	Dole Food Co., Inc.[1]	52,309,280	39,116,250
1,107,649	Ralcorp Holdings, Inc.[1]	40,376,485	64,775,313
200,000	Seneca Foods Corp., Cl A1	4,400,000	5,238,000
1,155,000	TreeHouse Foods, Inc.[1]	43,870,004	53,245,500

		179,887,765	206,022,158

Total Consumer Staples		232,286,199	317,813,158

Shares		Cost	Value
Common Stocks (continued)
Energy (11.00%)
	Oil & Gas Drilling (0.73%)
1,000,000	Helmerich & Payne, Inc.	$22,564,231	$40,460,000

	Oil & Gas Equipment & Services (5.00%)
875,764	CARBO Ceramics, Inc.	59,006,928	70,936,884
1,388,272	Core Laboratories N.V.[2]	43,036,240	122,223,467
1,000,000	SEACOR Holdings, Inc.[1]	69,798,678	85,160,000

		171,841,846	278,320,351

	Oil & Gas Exploration & Production (3.72%)
300,000	Atlas Energy, Inc.[1]	7,280,474	8,592,000
1,600,000	Brigham Exploration Co.[1]	24,210,346	30,000,000
775,463	Concho Resources, Inc.[1]	22,257,149	51,312,387
3,550,000	Denbury Resources, Inc.[1]	22,572,014	56,409,500
247,191	Oasis Petroleum, Inc.[1]	3,460,674	4,788,089
1,500,000	SM Energy Co.	52,961,473	56,190,000

		132,742,130	207,291,976

	Oil & Gas Storage & Transportation (1.55%)
3,600,000	Southern Union Co.	48,544,865	86,616,000

Total Energy		375,693,072	612,688,327

Financials (11.91%)
	Asset Management & Custody Banks (1.34%)
500,000	Cohen & Steers, Inc.	6,508,019	10,850,000
1,725,000	Eaton Vance Corp.	31,263,362	50,094,000
1,050,000	Financial Engines, Inc.[1]	16,029,116	13,944,000

		53,800,497	74,888,000

	Investment Banking & Brokerage (0.72%)
75,000	Greenhill & Co., Inc.	5,684,625	5,949,000
1,500,000	Jefferies Group, Inc.	15,172,939	34,035,000

		20,857,564	39,984,000

	Life & Health Insurance (0.77%)
2,100,000	Primerica, Inc.	46,453,115	42,714,000

	Office REITs (1.12%)
135,500	Alexander’s, Inc.[5]	28,639,989	42,788,190
1,125,000	Douglas Emmett, Inc.	9,868,662	19,698,750

		38,508,651	62,486,940

	Real Estate Services (0.33%)
1,000,000	CB Richard Ellis Group, Inc., Cl A1	6,223,695	18,280,000

	Regional Banks (0.44%)
1,250,000	SJB Escrow Corp., Cl A, 144A1,5,6	25,000,000	24,750,000

	Reinsurance (2.40%)
1,600,000	Arch Capital Group, Ltd.[1,2]	49,270,621	134,080,000

	Residential REITs (0.33%)
600,000	American Campus Communities, Inc.	16,235,192	18,264,000

	Specialized Finance (2.69%)
564,722	Interactive Brokers Group, Inc., Cl A1	9,785,165	9,718,866
4,222,433	MSCI, Inc., Cl A1	96,041,636	140,227,000

		105,826,801	149,945,866

	Specialized REITs (1.77%)
775,000	Alexandria Real Estate Equities, Inc.[5]	29,669,521	54,250,000
575,000	Digital Realty Trust, Inc.[5]	19,908,610	35,477,500
375,000	LaSalle Hotel Properties	7,923,417	8,771,250

		57,501,548	98,498,750

Total Financials		419,677,684	663,891,556

14	See Notes to Financial Statements.

September 30, 2010	Baron Growth Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2010

Shares		Cost	Value
Common Stocks (continued)
Health Care (16.23%)
	Health Care Equipment (5.48%)
3,450,000	Edwards Lifesciences Corp.[1]	$50,202,518	$231,322,500
1,200,000	IDEXX Laboratories, Inc.[1]	40,918,632	74,064,000

		91,121,150	305,386,500

	Health Care Facilities (2.74%)
3,900,000	Community Health Systems, Inc.[1]	78,526,524	120,783,000
1,500,000	VCA Antech, Inc.[1]	40,683,257	31,635,000

		119,209,781	152,418,000

	Health Care Services (0.68%)
600,000	Chemed Corp.	21,302,479	34,182,000
125,000	IPC The Hospitalist Co., Inc.[1]	2,062,500	3,415,000

		23,364,979	37,597,000

	Health Care Supplies (1.17%)
1,225,000	Gen-Probe, Inc.[1,5]	51,159,642	59,363,500
175,000	Neogen Corp.[1]	3,887,774	5,923,750

		55,047,416	65,287,250

	Health Care Technology (0.33%)
1,000,000	Allscripts Healthcare Solutions, Inc.[1]	16,782,598	18,470,000

	Life Sciences Tools & Services (3.83%)
410,715	Covance, Inc.[1]	14,769,880	19,217,355
1,125,000	Mettler-Toledo International, Inc.[1]	67,867,886	139,995,000
880,943	Techne Corp.	46,631,249	54,380,611

		129,269,015	213,592,966

	Managed Health Care (2.00%)
2,625,000	AMERIGROUP Corp.[1,4]	45,833,394	111,483,750

Total Health Care		480,628,333	904,235,466

Industrials (10.54%)
	Construction & Engineering (1.37%)
3,150,000	AECOM Technology Corp.[1]	69,718,649	76,419,000

	Diversified Support Services (2.81%)
2,725,000	Copart, Inc.[1]	69,029,357	89,843,250
3,225,000	Ritchie Bros. Auctioneers, Inc.[2]	74,472,792	66,983,250

		143,502,149	156,826,500

	Electrical Components & Equipment (0.79%)
3,243,578	Generac Holdings, Inc.[1]	43,195,908	44,242,404

	Environmental & Facilities Services (1.12%)
2,975,000	Tetra Tech, Inc.[1]	74,558,202	62,385,750

	Industrial Machinery (0.65%)
500,000	Valmont Industries, Inc.	40,979,514	36,200,000

	Railroads (1.56%)
2,000,000	Genesee & Wyoming, Inc., Cl A1	32,221,169	86,780,000

	Research & Consulting Services (1.42%)
925,000	CoStar Group, Inc.[1]	39,770,735	45,056,750
400,000	IHS, Inc., Cl A1	16,387,387	27,200,000
600,000	Mistras Group, Inc.[1]	7,563,468	6,948,000

		63,721,590	79,204,750

	Trading Companies & Distributors (0.49%)
500,000	MSC Industrial Direct Co., Inc., Cl A	17,821,237	27,020,000

	Trucking (0.33%)
475,000	Landstar System, Inc.	11,073,375	18,344,500

Total Industrials		496,791,793	587,422,904

Shares		Cost	Value
Common Stocks (continued)
Information Technology (13.45%)
	Application Software (7.47%)
700,000	Advent Software, Inc.[1]	$26,532,888	$36,533,000
2,250,000	ANSYS, Inc.[1]	54,764,730	95,062,500
700,000	Blackboard, Inc.[1]	28,468,974	25,228,000
1,050,000	Concur Technologies, Inc.[1]	23,510,687	51,912,000
1,635,000	FactSet Research Systems, Inc.	82,436,633	132,647,550
1,594,900	Pegasystems, Inc.	48,994,332	49,521,645
1,600,000	SS&C Technologies Holdings, Inc.[1]	25,368,776	25,280,000

		290,077,020	416,184,695

	Internet Software & Services (1.34%)
1,500,000	WebMD Health Corp., Cl A1	44,434,390	74,805,000

	IT Consulting & Other Services (3.42%)
1,000,000	Equinix, Inc.[1,5]	32,200,829	102,350,000
3,000,000	Gartner, Inc.[1]	49,076,691	88,320,000

		81,277,520	190,670,000

	Systems Software (1.22%)
883,600	TOTVS SA2	60,197,679	67,836,667

Total Information Technology		475,986,609	749,496,362

Materials (0.92%)
	Diversified Metals & Mining (0.92%)
1,807,294	Molycorp, Inc.[1]	44,286,017	51,128,347

Telecommunication Services (1.28%)
	Wireless Telecommunication Services (1.28%)
1,765,015	SBA Communications Corp., Cl A1	7,768,187	71,130,104

Utilities (2.51%)
	Electric Utilities (2.51%)
2,250,000	ITC Holdings Corp.	69,934,399	140,062,500

Total Common Stocks		3,523,699,042	5,526,833,251

Private Equity Investments (0.53%)
Consumer Discretionary (0.40%)
	Hotels, Resorts & Cruise Lines (0.40%)
7,400,000	Kerzner International Holdings, Ltd., Cl A1,2,3,5,7	74,000,000	22,200,000

Financials (0.13%)
	Asset Management & Custody Banks (0.13%)
1,885,000	Windy City Investments Holdings LLC[1,3,5,7]	7,748,686	7,163,000

Total Private Equity Investments		81,748,686	29,363,000

See Notes to Financial Statements.	15

Baron Growth Fund	September 30, 2010

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2010

Shares		Cost	Value
Warrants (0.01%)
Financials (0.01%)
	Regional Banks (0.01%)
75,000	SJB Escrow Corp. Warrants, Exp 02/16/2017[1,5,6]	$0	$513,165

Total Investments (99.73%)		$3,605,447,728	$5,556,709,416

Cash and Other Assets Less Liabilities (0.27%)			14,966,118

Net Assets			$5,571,675,534

Retail Shares (Equivalent to $44.37 per share based on 109,148,707 shares outstanding)			$4,842,792,325

Institutional Shares (Equivalent to $44.52 per share based on 16,373,127 shares outstanding)			$728,883,209

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	At September 30, 2010, the market value of restricted and fair valued securities amounted to $29,363,000 or 0.53% of net assets. None of these securities are deemed liquid. See Note 6.
[4]	See Note 9 regarding “Affiliated” companies.
[5]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[6]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[7]	Level 3 security. See Note 7 regarding Fair Value Measurements.
144A

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted. At September 30, 2010, the market value of Rule 144A securities amounted to $24,750,000 or 0.44% of net assets.

16	See Notes to Financial Statements.

September 30, 2010	Baron Small Cap Fund

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2010

Shares		Cost	Value
Common Stocks (96.14%)
Consumer Discretionary (23.64%)
	Advertising (2.62%)
1,225,000	Lamar Advertising Co., Cl A1	$32,190,708	$38,979,500
2,650,000	National CineMedia, Inc.	55,570,049	47,435,000

		87,760,757	86,414,500

	Apparel Retail (2.50%)
1,750,000	J. Crew Group, Inc.[1]	47,919,608	58,835,000
750,000	Urban Outfitters, Inc.[1]	10,990,211	23,580,000

		58,909,819	82,415,000

	Apparel, Accessories & Luxury Goods (3.71%)
1,000,000	Fossil, Inc.[1]	27,432,600	53,790,000
3,900,000	Iconix Brand Group, Inc.[1,4,5]	62,609,371	68,250,000

		90,041,971	122,040,000

	Casinos & Gaming (4.42%)
3,100,000	Penn National Gaming, Inc.[1]	81,039,971	91,791,000
500,000	WMS Industries, Inc.[1]	19,220,008	19,035,000
400,000	Wynn Resorts, Ltd.	4,213,528	34,708,000

		104,473,507	145,534,000

	Computer & Electronics Retail (1.13%)
1,500,000	hhgregg, Inc.[1]	25,839,828	37,140,000

	Education Services (2.22%)
250,000	Capella Education Co.[1]	8,668,802	19,405,000
308,808	Strayer Education, Inc.	27,539,086	53,886,996

		36,207,888	73,291,996

	Home Improvement Retail (0.75%)
1,000,000	Lumber Liquidators Holdings, Inc.[1]	21,558,372	24,570,000

	Hotels, Resorts & Cruise Lines (1.54%)
350,000	Gaylord Entertainment Co.[1]	9,894,521	10,675,000
3,060,000	Great Wolf Resorts, Inc.[1,4]	55,012,502	5,814,000
20,000,000	Mandarin Oriental International, Ltd.[2]	40,047,095	34,200,000

		104,954,118	50,689,000

	Internet Retail (0.42%)
2,325,000	Vitacost.com, Inc.[1,4]	23,626,535	13,973,250

	Movies & Entertainment (2.71%)
1,500,000	Liberty Media Corp.[1]	24,179,193	78,090,000
800,000	World Wrestling Entertainment, Inc.	13,802,898	11,128,000

		37,982,091	89,218,000

	Restaurants (1.62%)
950,000	Cheesecake Factory, Inc.[1]	18,719,871	25,146,500
2,000,000	Texas Roadhouse, Inc., Cl A1	21,811,221	28,120,000

		40,531,092	53,266,500

Total Consumer Discretionary		631,885,978	778,552,246

Consumer Staples (0.06%)
	Soft Drinks (0.06%)
519,800	Heckmann Corp.[1]	3,108,852	2,027,220

Energy (8.51%)
	Oil & Gas Equipment & Services (2.83%)
500,000	CARBO Ceramics, Inc.	34,457,138	40,500,000
600,000	Core Laboratories N.V.[2]	23,095,109	52,824,000

		57,552,247	93,324,000

Shares		Cost	Value
Common Stocks (continued)
Energy (continued)
	Oil & Gas Exploration & Production (5.53%)
2,250,000	Atlas Energy, Inc.[1]	$57,328,242	$64,440,000
2,000,000	Brigham Exploration Co.[1]	21,988,814	37,500,000
800,000	Concho Resources, Inc.[1]	22,541,595	52,936,000
500,000	GeoResources, Inc.[1]	5,100,000	7,950,000
1,000,000	Oasis Petroleum, Inc.[1]	14,212,944	19,370,000

		121,171,595	182,196,000

	Oil & Gas Storage & Transportation (0.15%)
201,995	PAA Natural Gas Storage LP	4,349,046	4,876,159

Total Energy		183,072,888	280,396,159

Financials (8.84%)
	Asset Management & Custody Banks (0.54%)
1,350,000	Financial Engines, Inc.[1]	21,033,666	17,928,000

	Consumer Finance (0.29%)
200,000	Green Dot Corp., Cl A1	8,858,908	9,696,000

	Diversified Real Estate Activities (0.52%)
1,051,974	Coresite Realty Corp.[1,4]	16,859,686	17,241,854

	Office REITs (1.44%)
750,000	SL Green Realty Corp.	17,178,705	47,497,500

	Real Estate Services (1.39%)
2,500,000	CB Richard Ellis Group, Inc., Cl A1	15,237,593	45,700,000

	Regional Banks (0.75%)
1,250,000	SJB Escrow Corp., Cl A, 144A1,5,8	25,000,000	24,750,000

	Reinsurance (0.51%)
200,000	Arch Capital Group, Ltd.[1,2]	5,515,966	16,760,000

	Specialized Finance (1.14%)
1,126,513	MSCI, Inc., Cl A1	25,427,990	37,411,496

	Specialized REITs (2.26%)
901,862	Chesapeake Lodging Trust[3,4,5,8]	16,955,006	14,456,848
750,000	Digital Realty Trust, Inc.[5]	26,031,848	46,275,000
750,000	Pebblebrook Hotel Trust[1]	14,262,777	13,507,500

		57,249,631	74,239,348

Total Financials		192,362,145	291,224,198

Health Care (13.18%)
	Health Care Equipment (4.44%)
900,000	IDEXX Laboratories, Inc.[1]	29,711,916	55,548,000
175,000	Intuitive Surgical, Inc.[1]	2,537,500	49,654,500
1,500,000	Masimo Corp.	33,862,646	40,965,000

		66,112,062	146,167,500

	Health Care Facilities (2.62%)
3,550,000	Brookdale Senior Living, Inc.[1]	68,396,819	57,900,500
1,525,000	Emeritus Corp.[1]	46,025,139	26,016,500
650,000	Skilled Healthcare Group, Inc., Cl A1	7,595,670	2,554,500

		122,017,628	86,471,500

	Health Care Services (0.54%)
300,000	HMS Holdings Corp.[1]	14,106,317	17,682,000

	Health Care Supplies (1.86%)
750,000	Gen-Probe, Inc.[1,5]	31,517,368	36,345,000
1,250,000	Immucor, Inc.[1]	11,965,689	24,787,500

		43,483,057	61,132,500

See Notes to Financial Statements.	17

Baron Small Cap Fund	September 30, 2010

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2010

Shares		Cost	Value
Common Stocks (continued)
Health Care (continued)
	Life Sciences Tools & Services (3.72%)
900,000	Covance, Inc.[1]	$33,410,943	$42,111,000
1,139,146	Luminex Corp.[1]	18,857,300	18,226,336
500,000	Mettler-Toledo International, Inc.[1]	31,248,358	62,220,000

		83,516,601	122,557,336

Total Health Care		329,235,665	434,010,836

Industrials (18.57%)
	Aerospace & Defense (2.54%)
1,350,000	TransDigm Group, Inc.[1]	35,096,586	83,767,500

	Construction & Engineering (0.53%)
1,400,000	Orion Marine Group, Inc.[1,4]	20,411,939	17,374,000

	Construction & Farm Machinery & Heavy Trucks (1.16%)
800,000	Wabtec Corp.	26,349,851	38,232,000

	Diversified Support Services (1.26%)
2,000,000	Ritchie Bros. Auctioneers, Inc.[2]	37,985,919	41,540,000

	Electrical Components & Equipment (0.46%)
500,000	Polypore International, Inc.[1]	13,874,331	15,080,000

	Environmental & Facilities Services (6.20%)
950,000	Clean Harbors, Inc.[1]	51,362,631	64,362,500
2,500,000	Covanta Holding Corp.	37,034,760	39,375,000
1,000,000	Tetra Tech, Inc.[1]	25,773,708	20,970,000
2,000,010	Waste Connections, Inc.[1]	54,338,658	79,320,397

		168,509,757	204,027,897

	Human Resource & Employment Services (1.27%)
850,000	Towers Watson & Co., Cl A	33,744,465	41,803,000

	Industrial Machinery (2.51%)
1,100,000	Graco, Inc.	25,662,211	34,903,000
650,000	Nordson Corp.	42,812,853	47,898,500

		68,475,064	82,801,500

	Railroads (1.19%)
900,000	Genesee & Wyoming, Inc., Cl A1	23,192,198	39,051,000

	Research & Consulting Services (1.45%)
1,250,000	Huron Consulting Group, Inc.[1,4]	40,540,236	27,487,500
1,750,000	Mistras Group, Inc.[1,4]	20,709,995	20,265,000

		61,250,231	47,752,500

Total Industrials		488,890,341	611,429,397

Information Technology (14.33%)
	Application Software (2.34%)
600,000	Advent Software, Inc.[1]	16,654,197	31,314,000
1,079,700	RealPage, Inc.[1]	12,425,486	20,600,676
650,001	Ultimate Software Group, Inc.[1]	14,157,645	25,116,039

		43,237,328	77,030,715

	Computer Hardware (1.14%)
2,750,000	NCR Corp.[1]	35,727,844	37,482,500

	Electronic Equipment & Instruments (2.28%)
1,650,000	FLIR Systems, Inc.[1]	11,034,434	42,405,000
1,000,000	National Instruments Corp.	29,401,075	32,660,000

		40,435,509	75,065,000

Shares		Cost	Value
Common Stocks (continued)
Information Technology (continued)
	Internet Software & Services (0.75%)
1,000,000	AOL, Inc.[1]	$23,050,041	$24,750,000

	IT Consulting & Other Services (5.59%)
875,000	Equinix, Inc.[1,5]	55,025,037	89,556,250
2,250,000	Gartner, Inc.[1]	41,942,702	66,240,000
1,250,000	Telvent GIT SA1,2	40,609,861	28,275,000

		137,577,600	184,071,250
	Semiconductor Equipment (0.69%)
1,000,000	Rubicon Technology, Inc.[1,6]	13,703,720	22,690,000

	Semiconductors (0.97%)
1,000,000	Power Integrations, Inc.	37,060,909	31,790,000

	Technology Distributors (0.57%)
350,000	Anixter International, Inc.[1]	16,167,504	18,896,500

Total Information Technology		346,960,455	471,775,965

Materials (3.27%)
	Construction Materials (0.43%)
600,000	Eagle Materials, Inc.	10,395,268	14,220,000

	Diversified Metals & Mining (1.49%)
3,500,000	Globe Specialty Metals, Inc.[1]	36,717,668	49,140,000

	Specialty Chemicals (1.35%)
700,000	Kraton Performance Polymers, Inc.[1]	18,644,025	19,005,000
1,000,000	Nalco Holding Co.	17,014,844	25,210,000

		35,658,869	44,215,000

Total Materials		82,771,805	107,575,000

Telecommunication Services (5.31%)
	Wireless Telecommunication Services (5.31%)
1,250,000	American Tower Corp., Cl A1	4,384,197	64,075,000
2,750,000	SBA Communications Corp., Cl A1	26,849,041	110,825,000

Total Telecommunication Services		31,233,238	174,900,000

Utilities (0.43%)
	Electric Utilities (0.43%)
225,000	ITC Holdings Corp.	9,427,959	14,006,250

Total Common Stocks		2,298,949,326	3,165,897,271

Private Equity Investments (0.32%)
Consumer Discretionary (0.32%)
	Hotels, Resorts & Cruise Lines (0.32%)
3,500,000	Kerzner International Holdings, Ltd., Cl A1,2,3,5,9	35,000,000	10,500,000

Warrants (0.02%)
Financials (0.02%)
	Regional Banks (0.02%)
75,000	SJB Escrow Corp.[1,5]	0	513,165

18	See Notes to Financial Statements.

September 30, 2010	Baron Small Cap Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2010

Principal Amount		Cost	Value
Short Term Investments (3.69%)
$115,886,011	Repurchase Agreement with Fixed Income Clearing Corp., dated 09/30/2010, 0.08% due 10/01/2010; Proceeds at maturity - $115,886,268; (Fully collateralized by U.S. Treasury Note, 3.125% due 05/15/2019; Market value - $6,017,838 and U.S. Treasury Note, 2.625% due 04/30/2016; Market value - $60,869,738 and U.S. Treasury Note, 3.375% due 11/15/2019; Market value - $28,574,381 and U.S. Treasury Note, 2.50% due 06/30/2017; Market value - $26,218,750)	$115,886,011	$115,886,011
5,750,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 09/30/2010, 0.08% due 10/01/2010; Proceeds at maturity - $5,750,013; (Fully collateralized by U.S. Treasury Note, 3.375% due 11/15/2019; Market value - $6,040,069)[7]	5,750,000	5,750,000

Total Short Term Investments		121,636,011	121,636,011

Total Investments (100.17%)		$2,455,585,337	3,298,546,447

Liabilities Less Cash and Other Assets (-0.17%)			(5,480,904)

Net Assets			$3,293,065,543

Retail Shares (Equivalent to $20.90 per share based on 145,062,232 shares outstanding)			$3,031,999,003

Institutional Shares (Equivalent to $20.97 per share based on 12,450,359 shares outstanding)			$261,066,540

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	At September 30, 2010, the market value of restricted and fair valued securities amounted to $24,956,848 or 0.76% of net assets. 0.44% of these securities are deemed liquid. See Note 6.
[4]	See Note 9 regarding “Affiliated” companies.
[5]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[6]	All or a portion of this security is on loan. The value of all securities loaned at September 30, 2010 amounted to $5,672,500, which is 0.17% of net assets. See Note 2 regarding “Securities Lending”.
[7]	Represents security purchased with the cash collateral received for security on loan.
[8]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[9]	Level 3 security. See Note 7 regarding Fair Value Measurements.
144A

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted. At September 30, 2010, the market value of Rule 144A securities amounted to $24,750,000 or 0.75% of net assets.

See Notes to Financial Statements.	19

Baron Opportunity Fund	September 30, 2010

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2010

Shares		Cost	Value
Common Stocks (94.35%)
Consumer Discretionary (18.09%)
	Advertising (3.81%)
175,500	Lamar Advertising Co., Cl A1	$5,581,388	$5,584,410
198,500	National CineMedia, Inc.	3,524,779	3,553,150

		9,106,167	9,137,560

	Automotive Retail (0.79%)
68,000	CarMax, Inc.[1]	1,449,640	1,894,480

	Broadcasting (2.47%)
155,000	Discovery Communications, Inc., Series C1	5,779,349	5,919,450

	Casinos & Gaming (0.95%)
60,000	WMS Industries, Inc.[1]	2,288,756	2,284,200

	Education Services (0.79%)
10,900	Strayer Education, Inc.	1,981,897	1,902,050

	Internet Retail (7.76%)
32,500	Amazon.com, Inc.[1]	3,530,358	5,104,450
85,100	Blue Nile, Inc.[1]	3,704,608	3,786,099
131,500	Expedia, Inc.	3,167,728	3,709,615
10,000	priceline.com, Inc.[1]	1,661,754	3,483,400
425,000	Vitacost.com, Inc.[1]	4,243,835	2,554,250

		16,308,283	18,637,814

	Movies & Entertainment (1.52%)
70,000	Liberty Media Corp.[1]	3,061,079	3,644,200

Total Consumer Discretionary		39,975,171	43,419,754

Energy (4.68%)
	Oil & Gas Equipment & Services (1.98%)
58,500	CARBO Ceramics, Inc.	3,917,060	4,738,500

	Oil & Gas Exploration & Production (2.70%)
177,500	Oasis Petroleum, Inc.[1]	2,650,115	3,438,175
91,000	Southwestern Energy Co.[1]	3,301,630	3,043,040

		5,951,745	6,481,215

Total Energy		9,868,805	11,219,715

Financials (8.08%)
	Asset Management & Custody Banks (0.99%)
179,711	Financial Engines, Inc.[1]	2,560,483	2,386,562

	Consumer Finance (0.57%)
28,246	Green Dot Corp., Cl A1	1,266,782	1,369,366

	Diversified Real Estate Activities (2.07%)
90,000	Brookfield Asset Management, Inc., Cl A2	2,546,008	2,553,300
146,873	Coresite Realty Corp.[1]	2,351,256	2,407,249

		4,897,264	4,960,549

	Investment Banking & Brokerage (1.42%)
245,000	Charles Schwab Corp.	3,614,887	3,405,500

	Specialized Finance (3.03%)
219,100	MSCI, Inc., Cl A1	5,788,659	7,276,311

Total Financials		18,128,075	19,398,288

Health Care (12.90%)
	Health Care Equipment (4.15%)
28,000	Edwards Lifesciences Corp.[1]	1,229,683	1,877,400
11,400	Intuitive Surgical, Inc.[1]	2,524,461	3,234,636
177,000	Masimo Corp.	4,463,123	4,833,870

		8,217,267	9,945,906

Shares		Cost	Value
Common Stocks (continued)
Health Care (continued)
	Health Care Services (2.94%)
820,000	Clarient, Inc.[1]	$2,588,867	$2,771,600
72,500	HMS Holdings Corp.[1]	3,822,122	4,273,150

		6,410,989	7,044,750

	Health Care Supplies (1.67%)
176,500	AGA Medical Holdings, Inc.[1]	2,443,704	2,463,940
32,000	Gen-Probe, Inc.[1,4]	1,461,454	1,550,720

		3,905,158	4,014,660

	Health Care Technology (2.05%)
266,000	Allscripts Healthcare Solutions, Inc.[1]	4,528,449	4,913,020

	Life Sciences Tools & Services (2.09%)
54,000	Illumina, Inc.[1]	2,195,659	2,656,800
148,066	Luminex Corp.[1]	2,465,652	2,369,056

		4,661,311	5,025,856

Total Health Care		27,723,174	30,944,192

Industrials (7.02%)
	Diversified Support Services (1.18%)
90,000	EnerNOC, Inc.[1]	1,145,859	2,826,900

	Electrical Components & Equipment (1.01%)
80,500	Polypore International, Inc.[1]	2,208,891	2,427,880

	Environmental & Facilities Services (1.76%)
201,500	Tetra Tech, Inc.[1]	4,569,930	4,225,455

	Research & Consulting Services (3.07%)
69,000	CoStar Group, Inc.[1]	2,280,376	3,360,990
59,000	IHS, Inc., Cl A1	2,464,761	4,012,000

		4,745,137	7,372,990

Total Industrials		12,669,817	16,853,225

Information Technology (35.39%)
	Application Software (11.51%)
38,000	Advent Software, Inc.[1]	1,304,334	1,983,220
118,866	ANSYS, Inc.[1]	3,609,066	5,022,088
30,939	Blackboard, Inc.[1]	1,189,728	1,115,042
50,000	Citrix Systems, Inc.[1]	1,673,926	3,412,000
41,000	FactSet Research Systems, Inc.	2,388,971	3,326,330
66,000	Informatica Corp.[1]	1,633,852	2,535,060
175,000	Pegasystems, Inc.	5,150,254	5,433,750
120,110	RealPage, Inc.[1]	1,382,876	2,291,699
100,000	SuccessFactors, Inc.[1]	2,072,225	2,511,000

		20,405,232	27,630,189

	Communications Equipment (2.74%)
57,500	QUALCOMM, Inc.	2,038,510	2,594,400
87,500	Riverbed Technology, Inc.[1]	2,431,480	3,988,250

		4,469,990	6,582,650

	Computer Hardware (3.05%)
25,800	Apple, Inc.[1]	2,635,258	7,320,750

	Home Entertainment Software (1.29%)
285,000	Activision Blizzard, Inc.	2,406,390	3,083,700

	Internet Software & Services (6.73%)
204,500	AOL, Inc.[1]	5,083,311	5,061,375
148,000	GSI Commerce, Inc.[1]	2,553,482	3,655,600
653,791	TechTarget, Inc.[1]	2,456,802	3,432,403
80,000	WebMD Health Corp., Cl A1	2,031,231	3,989,600

		12,124,826	16,138,978

20	See Notes to Financial Statements.

September 30, 2010	Baron Opportunity Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2010

Shares		Cost	Value
Common Stocks (continued)
Information Technology (continued)
	IT Consulting & Other Services (7.57%)
111,000	Equinix, Inc.[1,4]	$5,543,643	$11,360,850
231,144	Gartner, Inc.[1]	3,998,104	6,804,879

		9,541,747	18,165,729

	Systems Software (2.50%)
50,000	TOTVS SA2	2,397,371	3,838,652
25,500	VMware, Inc., Cl A1	2,196,466	2,165,970

		4,593,837	6,004,622

Total Information Technology		56,177,280	84,926,618

Telecommunication Services (8.19%)
	Wireless Telecommunication Services (8.19%)
52,000	American Tower Corp., Cl A1	488,162	2,665,520
202,500	NII Holdings, Inc.[1]	9,280,972	8,322,750
215,000	SBA Communications Corp., Cl A1	3,789,303	8,664,500

Total Telecommunication Services		13,558,437	19,652,770

Total Common Stocks		178,100,759	226,414,562

Warrants (0.00%)
Information Technology (0.00%)
	Communications Equipment (0.00%)
200,000	Loudeye Corp. Warrants, Exp 12/23/2010[1,3,5]	0	0

Principal Amount
Short Term Investments (6.69%)
$16,063,325	Repurchase Agreement with Fixed Income Clearing Corp., dated 09/30/2010, 0.08% due 10/01/2010; Proceeds at maturity -$16,063,361; (Fully collateralized by U.S. Treasury Note, 3.375% due 11/15/2019; Market value -$16,870,725)	16,063,325	16,063,325

Total Investments (101.04%)		$194,164,084	242,477,887

Liabilities Less Cash and Other Assets (-1.04%)			(2,501,472)

Net Assets			$239,976,415

Retail Shares (Equivalent to $12.76 per share based on 16,809,782 shares outstanding)			$214,432,757

Institutional Shares (Equivalent to $12.80 per share based on 1,995,208 shares outstanding)			$25,543,658

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	At September 30, 2010, the market value of restricted and fair valued securities amounted to $0 or 0.00% of net assets. None of these securities are deemed liquid. See Note 6.
[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.

See Notes to Financial Statements.	21

Baron Fifth Avenue Growth Fund	September 30, 2010

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2010

Shares		Cost	Value
Common Stocks (97.79%)
Consumer Discretionary (27.52%)
	Automobile Manufacturers (1.40%)
45,000	Ford Motor Co.[1]	$539,717	$550,800
	Broadcasting (2.38%)
21,500	Discovery Communications, Inc., Cl A1	687,032	936,325
	General Merchandise Stores (2.04%)
15,000	Target Corp.	631,476	801,600
	Home Improvement Retail (2.66%)
33,000	Home Depot, Inc.	1,085,848	1,045,440
	Homebuilding (3.28%)
68,000	Toll Brothers, Inc.[1]	1,280,674	1,293,360
	Hotels, Resorts & Cruise Lines (6.24%)
34,000	Carnival Corp.[2]	1,308,496	1,299,140
31,000	Hyatt Hotels Corp., Cl A1	845,688	1,159,090

		2,154,184	2,458,230
	Internet Retail (2.63%)
6,600	Amazon.com, Inc.[1]	629,428	1,036,596
	Movies & Entertainment (3.48%)
18,000	Liberty Media Corp.[1]	817,980	937,080
12,000	Viacom, Inc.	408,825	434,280

		1,226,805	1,371,360
	Restaurants (3.41%)
18,000	McDonald’s Corp.	1,060,502	1,341,180

Total Consumer Discretionary		9,295,666	10,834,891

Consumer Staples (2.87%)
	Hypermarkets & Super Centers (2.87%)
17,500	Costco Wholesale Corp.	859,886	1,128,575

Energy (4.87%)
	Integrated Oil & Gas (3.48%)
17,500	Occidental Petroleum Corp.	1,381,530	1,370,250
	Oil & Gas Equipment & Services (1.39%)
16,500	Halliburton Co.	468,017	545,655

Total Energy		1,849,547	1,915,905

Financials (14.60%)
	Consumer Finance (2.78%)
26,000	American Express Co.	855,220	1,092,780
	Diversified Banks (2.71%)
42,500	Wells Fargo & Company	1,242,616	1,068,025
	Investment Banking & Brokerage (3.56%)
28,000	Charles Schwab Corp.	279,423	389,200
7,000	Goldman Sachs Group, Inc.	1,028,802	1,012,060

		1,308,225	1,401,260
	Other Diversified Financial Services (2.90%)
30,000	JPMorgan Chase & Co.	978,914	1,142,100
	Property & Casualty Insurance (0.95%)
3	Berkshire Hathaway, Inc., Cl A1	224,597	373,500
	Reinsurance (1.70%)
8,000	Arch Capital Group, Ltd.[1,2]	532,173	670,400

Total Financials		5,141,745	5,748,065

Health Care (12.17%)
	Health Care Distributors (2.28%)
14,500	McKesson Corp.	1,007,049	895,810
	Health Care Facilities (2.75%)
35,000	Community Health Systems, Inc.[1]	1,329,062	1,083,950
	Health Care Services (1.73%)
14,000	Express Scripts, Inc.[1]	641,384	681,800
	Life Sciences Tools & Services (3.36%)
14,000	Life Technologies Corp.[1]	716,625	653,660
14,000	Thermo Fisher Scientific, Inc.[1]	756,120	670,320

		1,472,745	1,323,980
	Pharmaceuticals (2.05%)
15,300	Teva Pharmaceutical Industries Ltd., ADR[2]	940,445	807,075

Total Health Care		5,390,685	4,792,615

Shares		Cost	Value
Common Stocks (continued)
Industrials (12.48%)
	Air Freight & Logistics (3.48%)
16,000	FedEx Corp.	$1,358,371	$1,368,000
	Environmental & Facilities Services (3.25%)
42,000	Republic Services, Inc.	892,460	1,280,580
	Industrial Conglomerates (2.64%)
12,000	3M Co.	994,908	1,040,520
	Trading Companies & Distributors (3.11%)
23,000	Fastenal Co.	854,747	1,223,370

Total Industrials		4,100,486	4,912,470

Information Technology (15.14%)
	Application Software (1.94%)
11,200	Citrix Systems, Inc.[1]	450,006	764,288
	Computer Hardware (3.32%)
4,600	Apple, Inc.[1]	185,512	1,305,250
	Internet Software & Services (3.70%)
27,000	AOL, Inc.[1]	635,493	668,250
1,500	Google, Inc., Cl A1	326,747	788,685

		962,240	1,456,935
	IT Consulting & Other Services (3.38%)
13,000	Equinix, Inc.[1,3]	961,680	1,330,550
	Systems Software (2.80%)
45,000	Microsoft Corp.	981,974	1,102,050

Total Information Technology		3,541,412	5,959,073

Materials (1.16%)
	Specialty Chemicals (1.16%)
9,000	Ecolab, Inc.	389,889	456,660

Telecommunication Services (6.98%)
	Wireless Telecommunication Services (6.98%)
30,000	American Tower Corp., Cl A1	513,722	1,537,800
29,500	NII Holdings, Inc.[1]	888,815	1,212,450

Total Telecommunication Services		1,402,537	2,750,250

Total Common Stocks		31,971,853	38,498,504

Principal Amount
Short Term Investments (2.18%)
$856,590	Repurchase Agreement with Fixed Income Clearing Corp., dated 09/30/2010, 0.08% due 10/01/2010; Proceeds at maturity - $856,592; (Fully collateralized by U.S. Treasury Note, 3.375% - due 11/15/2019; Market value - $900,281)	856,590	856,590

Total Investments (99.97%)		$32,828,443	39,355,094

Cash and Other Assets Less Liabilities (0.03%)			13,339

Net Assets			$39,368,433

Retail Shares (Equivalent to $9.21 per share based on 3,143,794 shares outstanding)
			$28,949,399

Institutional Shares (Equivalent to $9.21 per share based on 1,131,264 shares outstanding)
			$10,419,034

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
ADR	American Depositary Receipt.

22	See Notes to Financial Statements.

September 30, 2010	Baron Funds

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2010

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron Opportunity Fund	Baron Fifth Avenue Growth Fund
Assets:
Investments in securities, at cost
Unaffiliated investments	$1,728,814,891	$3,317,961,980	$2,198,860,067	$194,164,084	$32,828,443
“Affiliated” investments	35,613,086	287,485,748	256,725,270	—	—

Investments in securities, at value
Unaffiliated investments	$2,610,136,501	$5,009,625,966	$3,113,683,995	$242,477,887	$39,355,094
“Affiliated” investments	67,505,984	547,083,450	184,862,452	—	—
Cash	—	3,341	—	1,924,300	—
Receivable for securities sold	4,937,950	41,806,859	3,550,672	2,984,175	325,746
Receivable for shares sold	1,561,118	8,502,904	4,089,447	522,556	487
Dividends and interest receivable	1,328,362	1,650,347	752,465	5,286	24,047
Prepaid expenses	20,321	41,197	22,797	1,382	277

	2,685,490,236	5,608,714,064	3,306,961,828	247,915,586	39,705,651

Liabilities:
Payable for shares redeemed	12,382,034	12,646,860	5,645,056	102,559	58,078
Payable for securities purchased	5,746,462	23,612,019	2,180,647	7,754,760	209,086
Payable for collateral on loaned securities	—	—	5,750,000	—	—
Accrued foreign taxes	—	149,641	—	20,832	—
Investment advisory fees payable (Note 4)	159	20,392	693	99	549
Distribution fees payable (Note 4)	531	928	344	212	737
Accrued expenses and other payables	362,227	608,690	319,545	60,709	68,768

	18,491,413	37,038,530	13,896,285	7,939,171	337,218

Net Assets	$2,666,998,823	$5,571,675,534	$3,293,065,543	$239,976,415	$39,368,433

Net Assets consist of:
Paid-in capital	$1,733,617,168	$4,272,735,187	$2,682,256,364	$224,949,554	$39,668,687
Accumulated net investment loss	(139)	(3,237,884)	(233)	(19,463)	—
Accumulated net realized gain (loss) on investments and foreign currency transactions	20,167,930	(649,049,447)	(232,151,698)	(33,264,278)	(6,826,905)
Net unrealized appreciation of investments and foreign currency transactions	913,213,864	1,951,227,678	842,961,110	48,310,602	6,526,651

Net Assets	$2,666,998,823	$5,571,675,534	$3,293,065,543	$239,976,415	$39,368,433

Retail Shares:
Net Assets	$2,424,208,476	$4,842,792,325	$3,031,999,003	$214,432,757	$28,949,399

Shares Outstanding ($0.01 par value; indefinite shares authorized)	49,204,228	109,148,707	145,062,232	16,809,782	3,143,794

Net Asset Value Per Share	$49.27	$44.37	$20.90	$12.76	$9.21

Institutional Shares:
Net Assets	$242,790,347	$728,883,209	$261,066,540	$25,543,658	$10,419,034

Shares Outstanding ($0.01 par value; indefinite shares authorized)	4,911,677	16,373,127	12,450,359	1,995,208	1,131,264

Net Asset Value Per Share	$49.43	$44.52	$20.97	$12.80	$9.21

See Notes to Financial Statements.	23

Baron Funds	September 30, 2010

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2010

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron Opportunity Fund	Baron Fifth Avenue Growth Fund
Investment income:
Income:
Interest	$7,478	$3,917,801	$21,403	$1,672	$108
Dividends — unaffiliated investments	19,990,855	20,181,552	29,247,558	679,549	445,079
Dividends — “affiliated” investments	—	5,050,000	1,706,150	—	—
Securities lending income	—	—	251,094	—	—
Foreign taxes withheld on dividends	(149,904)	(384,448)	(190,200)	(2,799)	(579)

Total income	19,848,429	28,764,905	31,036,005	678,422	444,608

Expenses:
Investment advisory fees (Note 4)	27,630,230	55,277,765	30,957,041	1,878,277	411,210
Distribution fees — Retail Shares (Note 4)	6,429,104	12,449,851	7,279,541	431,201	81,062
Shareholder servicing agent fees and expenses — Retail Shares	784,000	1,144,800	576,510	138,655	35,409
Shareholder servicing agent fees and expenses — Institutional Shares	22,909	45,825	26,600	9,927	9,255
Reports to shareholders	759,500	1,607,130	714,415	71,970	7,910
Custodian fees	119,520	332,890	150,931	33,003	24,266
Professional fees	80,387	102,483	86,559	39,225	38,570
Registration and filing fees	67,552	116,537	73,120	30,931	23,021
Trustee fees and expenses	65,380	133,770	73,760	4,874	1,861
Insurance expense	58,569	112,784	61,016	3,461	989
Line of credit fees	35,521	71,701	40,160	2,407	630
Administration fees	27,610	27,825	27,199	26,808	26,696
Miscellaneous expenses	1,520	1,466	1,488	1,591	2,114

Total operating expenses	36,081,802	71,424,827	40,068,340	2,672,330	662,993
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	—	—	—	(82,737)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	—	—	—	(24,095)

Net expenses	36,081,802	71,424,827	40,068,340	2,672,330	556,161

Net investment loss	(16,233,373)	(42,659,922)	(9,032,335)	(1,993,908)	(111,553)

Realized and unrealized gain (loss) on investments:
Net realized gain on investments sold — unaffiliated investments	129,475,399	266,242,402	39,301,864	22,404,976	1,433,374
Net realized gain on investments sold — “affiliated” investments	6,583,464	41,293,327	25,173,819	—	—
Net realized loss on foreign currency transactions	(48)	(3,237,884)	(233)	(19,463)	—
Net change in unrealized appreciation (depreciation) of:
Investments	210,618,057	444,455,447	404,476,808	14,974,548	1,583,629
Foreign currency transactions	(644)	(34,010)	161	(3,201)	—

Net gain on investments	346,676,228	748,719,282	468,952,419	37,356,860	3,017,003

Net increase in net assets resulting from operations	$330,442,855	$706,059,360	$459,920,084	$35,362,952	$2,905,450

24	See Notes to Financial Statements.

September 30, 2010	Baron Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Baron Asset Fund		Baron Growth Fund		Baron Small Cap Fund
	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(16,233,373)	$(12,450,114)	$(42,659,922)	$(23,897,639)	$(9,032,335)	$(19,205,044)
Net realized gain (loss)	136,058,815	(116,226,621)	304,297,845	(749,563,878)	64,475,450	(298,353,154)
Net change in unrealized appreciation	210,617,413	(249,681,917)	444,421,437	379,850,895	404,476,969	191,963,047

Increase (decrease) in net assets resulting from operations	330,442,855	(378,358,652)	706,059,360	(393,610,622)	459,920,084	(125,595,151)

Distributions to shareholders from:
Net realized gain on investments	—	(159,976,493)	—	(5,233,210)	—	(151,470)

Decrease in net assets from distributions to shareholders	—	(159,976,493)	—	(5,233,210)	—	(151,470)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	223,668,701	384,968,070	744,810,840	1,074,615,478	678,413,256	591,968,768
Proceeds from the sale of shares — Institutional Shares	75,467,673	56,912,251	194,483,686	39,914,086	84,078,870	6,056,990
Exchanges-in — Retail Shares	597,096	17,760,318	1,544,115	39,138,545	610,680	69,663,454
Exchanges-in — Institutional Shares	93,455,534	22,568,302	368,955,243	184,673,530	105,154,585	78,611,289
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	155,786,419	—	5,042,688	—	147,814
Cost of shares redeemed — Retail Shares	(667,137,887)	(645,461,104)	(1,215,140,647)	(1,095,812,166)	(693,384,493)	(601,682,496)
Cost of shares redeemed — Institutional Shares	(29,757,589)	(781,702)	(132,116,194)	(2,424,956)	(44,051,534)	(1,003,649)
Exchanges-out — Retail Shares	(94,554,660)	(30,368,981)	(370,105,985)	(188,098,850)	(106,459,705)	(80,810,186)
Exchanges-out — Institutional Shares	(74,268)	—	(39,400)	—	(20,531)	—

Increase (decrease) in net assets derived from capital share transactions	(398,335,400)	(38,616,427)	(407,608,342)	57,048,355	24,341,128	62,951,984

Increase (decrease) in net assets	(67,892,545)	(576,951,572)	298,451,018	(341,795,477)	484,261,212	(62,794,637)

Net Assets:
Beginning of year	2,734,891,368	3,311,842,940	5,273,224,516	5,615,019,993	2,808,804,331	2,871,598,968

End of year	$2,666,998,823	$2,734,891,368	$5,571,675,534	$5,273,224,516	$3,293,065,543	$2,808,804,331

Accumulated net investment loss at end of year	$(139)	$—	$(3,237,884)	$(13)	$(233)	$—

Capital share transactions — Retail Shares
Shares sold	4,767,497	10,611,429	17,713,313	33,539,665	34,731,191	40,627,067
Exchanges-in	12,771	471,857	37,392	1,173,128	30,986	4,172,125
Shares issued in reinvestment of distributions	—	4,510,598	—	152,439	—	9,738
Shares redeemed	(14,316,865)	(17,268,596)	(28,949,482)	(35,087,955)	(35,619,258)	(42,166,069)
Exchanges-out	(2,066,609)	(1,063,406)	(8,740,327)	(5,374,331)	(5,483,084)	(4,787,212)

Net decrease	(11,603,206)	(2,738,118)	(19,939,104)	(5,597,054)	(6,340,165)	(2,144,351)

Capital share transactions — Institutional Shares
Shares sold	1,627,305	1,321,082	4,679,328	1,046,155	4,323,804	363,464
Exchanges-in	2,040,449	581,079	8,697,744	5,134,709	5,408,587	4,666,911
Shares redeemed	(638,836)	(17,829)	(3,119,195)	(64,715)	(2,253,827)	(57,464)
Exchanges-out	(1,573)	—	(899)	—	(1,116)	—

Net increase	3,027,345	1,884,332	10,256,978	6,116,149	7,477,448	4,972,911

See Notes to Financial Statements.	25

Baron Funds	September 30, 2010

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron Opportunity Fund		Baron Fifth Avenue Growth Fund
	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(1,993,908)	$(1,142,631)	$(111,553)	$162,255
Net realized gain (loss)	22,385,513	(24,998,160)	1,433,374	(7,753,857)
Net change in unrealized appreciation	14,971,347	31,846,800	1,583,629	1,291,851

Increase (decrease) in net assets resulting from operations	35,362,952	5,706,009	2,905,450	(6,299,751)

Distributions to shareholders from:
Net investment income — Retail Shares	—	—	(80,564)	(51,146)
Net investment income — Institutional Shares	—	—	(56,411)	—
Net realized gain on investments — Retail Shares	—	—	—	(4,091,158)

Decrease in net assets from distributions to shareholders	—	—	(136,975)	(4,142,304)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	76,648,691	13,622,709	3,797,699	2,307,884
Proceeds from the sale of shares — Institutional Shares	11,338,552	2,607,452	98,531	32,349
Exchanges-in — Retail Shares	2,346,419	6,884,725	391,801	1,550,634
Exchanges-in — Institutional Shares	1,620,688	6,888,947	101,632	8,517,710
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	—	78,269	4,044,741
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	—	56,029	—
Cost of shares redeemed — Retail Shares	(37,358,968)	(29,241,560)	(9,721,988)	(8,804,624)
Cost of shares redeemed — Institutional Shares	(1,642,355)	(1,748)	(62,551)	(16,304)
Exchanges-out — Retail Shares	(1,978,865)	(7,257,555)	(461,765)	(13,111,717)
Exchanges-out — Institutional Shares	—	—	—	—

Increase (decrease) in net assets derived from capital share transactions	50,974,162	(6,497,030)	(5,722,343)	(5,479,327)
Redemption fees	16,915	26,680	—	—

Increase (decrease) in net assets	86,354,029	(764,341)	(2,953,868)	(15,921,382)

Net Assets:
Beginning of year	153,622,386	154,386,727	42,322,301	58,243,683

End of year	$239,976,415	$153,622,386	$39,368,433	$42,322,301

Accumulated net investment income (loss) at end of year	$(19,463)	$—	$—	$144,364

Capital share transactions — Retail Shares
Shares sold	6,538,844	1,632,710	424,961	286,205
Exchanges-in	206,804	758,075	44,308	250,972
Shares issued in reinvestment of distributions	—	—	9,017	576,230
Shares redeemed	(3,202,165)	(3,744,642)	(1,095,227)	(1,562,645)
Exchanges-out	(177,533)	(793,371)	(51,559)	(1,347,636)

Net increase (decrease)	3,365,950	(2,147,228)	(668,500)	(1,796,874)

Capital share transactions — Institutional Shares
Shares sold	962,330	276,772	11,206	3,920
Exchanges-in	147,212	752,017	11,671	1,107,181
Shares issued in reinvestment of distributions	—	—	6,463	—
Shares redeemed	(142,959)	(164)	(6,922)	(2,255)
Exchanges-out	—	—	—	—

Net increase	966,583	1,028,625	22,418	1,108,846

26	See Notes to Financial Statements.

September 30, 2010	Baron Funds

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Baron Investment Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust on February 19, 1987. The Trust currently offers five series (individually, a “Fund” and collectively, the “Funds”): Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund (effective May 20, 2010, Baron iOpportunity Fund was renamed Baron Opportunity Fund) and Baron Fifth Avenue Growth Fund. Prior to October 22, 2004, the name of the Trust was Baron Asset Fund.

Each Fund offers two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for accounts in the amount of $1 million or more per Fund and are intended for certain financial intermediaries that offer shares through fee based platforms, retirement platforms or other platforms. Each class of shares has equal rights to earnings and assets except that each class bears different expenses for distribution and shareholder servicing. Investment income, realized and unrealized gains or losses on investment and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

The investment objectives of the Funds are as follows:

Baron Asset Fund seeks capital appreciation through long-term investments primarily in securities of medium-sized companies with undervalued assets or favorable growth prospects. Prior to February 15, 2007, the Fund’s objective was to invest in small- and medium-sized growth companies.

Baron Growth Fund seeks capital appreciation through long-term investments primarily in securities of small-sized growth companies.

Baron Small Cap Fund seeks capital appreciation through investments primarily in securities of small-sized growth companies.

Baron Opportunity Fund seeks capital appreciation through investments primarily in growth companies that benefit from technology advances.

Baron Fifth Avenue Growth Fund seeks capital appreciation through investments primarily in securities of large-sized growth companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of the issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation. The Funds’ share prices or net asset values are calculated as of the close of regular session trading (usually 4 p.m. E.T.) on the New York Stock Exchange (“NYSE”) on any day on which the NYSE is open for trading. Portfolio securities traded on any national stock exchange are valued based on the last sale price. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the securities will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior executives and the Committee reports to the Board every quarter. Factors the Committee considers when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. Debt instruments having a remaining maturity greater than sixty days will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. Money market instruments held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at 4 p.m. E.T., except under the circumstances described below. Most foreign markets close before 4 p.m. E.T. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. E.T. If the Adviser determines that developments between the close of the foreign market and 4 p.m. E.T. will, in its judgment, materially affect the value of some or all of the Funds’ securities, the Adviser will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. E.T. In deciding whether to make these adjustments, the Adviser reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent non-U.S. securities and baskets of non-U.S. securities. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The Adviser cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

Baron Funds	September 30, 2010

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

b) Foreign Currency Translations. Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the time the net asset value is determined. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions include gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

c) Securities Transactions, Investment Income and Expense Allocation. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis which includes the accretion of discounts and amortization of premiums. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses of the Trust that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

d) Securities Lending. The Funds may lend securities to certain brokers. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

At September 30, 2010, Baron Small Cap Fund had securities on loan with a value of $5,672,500 and held $5,750,000 of short-term investments as collateral for these loans. For the year ended September 30, 2010, Baron Small Cap Fund had securities lending income of $251,094 which is included in the Statements of Operations.

e) Repurchase Agreements. The Funds may invest in repurchase agreements, which are short-term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 105% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

f) Federal Income Taxes. Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. The Funds’ tax loss carryforwards from prior years offset most, if not all, net realized capital gains for the fiscal year ended September 30, 2010.

g) Restricted Securities. The Funds may invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

h) Distributions to Shareholders. Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, partnership basis adjustments and wash sale losses deferred.

i) Use of Estimates. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates.

j) Commitments and Contingencies. In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this

September 30, 2010	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

k) Cash and Cash Equivalents. The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

l) Foreign Taxes. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

m) Short-term Trading Fee. Prior to February 19, 2010, Baron Opportunity Fund imposed a 1% short-term trading fee on redemptions and exchanges of shares held for less than six months. The fee was retained by Baron Opportunity Fund for the benefit of the remaining shareholders to offset the administrative costs associated with processing redemptions and exchanges and to offset the portfolio transaction costs and facilitate portfolio management. The fee was accounted for as an addition to paid-in capital.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the year ended September 30, 2010 were as follows:

Fund	Purchases	Sales
Baron Asset Fund	$348,434,955	$701,305,299
Baron Growth Fund	855,520,609	943,860,914
Baron Small Cap Fund	874,609,809	794,009,058
Baron Opportunity Fund	179,820,588	135,150,460
Baron Fifth Avenue Growth Fund	23,751,453	29,224,511

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees. BAMCO, Inc. (the “Adviser”), a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund and Baron Opportunity Fund equal to 1% per annum of the average daily net assets of the respective Funds. Effective May 20, 2010, Baron Fifth Avenue Growth Fund reduced the management fee it pays to the Adviser. The reduced management fee is as follows: 0.90% per annum for daily net assets under $1 billion, 0.85% per annum for daily net assets greater than $1 billion but less than $2 billion and 0.80% per annum for daily net assets greater than $2 billion. Prior to May 20, 2010, Baron Fifth Avenue Growth Fund paid the Adviser 1% per annum for daily net assets under $1 billion, 0.95% per annum for daily net assets greater than $1 billion but less than $2 billion, 0.90% per annum for daily net assets over $2 billion but less than $3 billion, 0.85% per annum for daily net assets over $3 billion but less than $4 billion, and 0.80% per annum for daily net assets greater than $4 billion. For Baron Opportunity Fund and Baron Fifth Avenue Growth Fund, the Adviser has contractually agreed to reduce its fee, until January 28, 2011, to the extent required to limit the net operating expense ratio (excluding portfolio transaction costs, interest and extraordinary expenses) to 1.50% and 1.30% of average daily net assets of the Retail Shares, and 1.25% and 1.05% of average daily net assets of the Institutional Shares, respectively. Prior to May 20, 2010, the Adviser had contractually agreed for Baron Fifth Avenue Growth Fund, to reduce its fee to limit the net operating expense ratio to 1.40% for the Retail Shares and 1.15% for the Institutional Shares.

b) Distribution Fees. Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered broker-dealer and the distributor of the Retail Shares pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Funds to pay BCI a distribution fee payable monthly equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees. Certain Trustees of the Trust may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of the Funds’ Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds in that capacity.

d) Fund Accounting and Administration Fees. The Funds have entered into an agreement with State Street Bank and Trust Company (the “Custodian”) to perform accounting and certain administrative services. The Custodian is compensated for fund accounting based on a percentage of the Funds’ net assets, subject to certain minimums plus fixed annual fees for the administrative services.

Baron Funds	September 30, 2010

NOTES TO FINANCIAL STATEMENTS (Continued)

5. LINE OF CREDIT

The Funds participate in a committed line of credit agreement with the Custodian to be used for temporary purposes, primarily for financing redemptions. Each Fund may borrow up to the lesser of $100 million or the maximum amount each Fund may borrow under the 1940 Act, the limitations included in each Fund’s prospectus, or any limit or restriction under any law or regulation to which each Fund is subject or any agreement to which each Fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the Funds may not exceed $100 million. Interest is charged to each Fund, based on its borrowings, at a rate per annum equal to the higher of the Federal Funds Rate or the Overnight Libor Rate plus a margin of 1.00%. A commitment fee of 0.12% per annum is incurred on the unused portion of the line of credit and is allocated to the participating Funds. During the year ended September 30, 2010, there were no loans outstanding under the line of credit.

6. RESTRICTED SECURITIES

At September 30, 2010, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At September 30, 2010, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Asset Fund
Name of Issuer	Acquisition Date	Value
Private Equity Investments
Kerzner Intl. Holdings, Ltd., Cl A	09/27/06	$15,600,000
Windy City Investments Holdings LLC	11/13/07	21,280,013

Total Restricted Securities:
(Cost $83,960,710) (1.38% of Net Assets)		$36,880,013

	Baron Growth Fund
Name of Issuer	Acquisition Date	Value
Private Equity Investments
Kerzner Intl. Holdings, Ltd., Cl A	09/27/06	$22,200,000
Windy City Investments Holdings LLC	11/13/07	7,163,000

Total Restricted Securities:
(Cost $81,748,686) (0.53% of Net Assets)		$29,363,000

	Baron Small Cap Fund
Name of Issuer	Acquisition Date	Value
Common Stocks
Chesapeake Lodging Trust	01/21/10	$14,456,848
Private Equity Investments
Kerzner Intl. Holdings, Ltd., Cl A	09/27/06	10,500,000

Total Restricted Securities:
(Cost $51,955,006) (0.76% of Net Assets)		$24,956,848

September 30, 2010	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

6. RESTRICTED SECURITIES (Continued)

	Baron Opportunity Fund
Name of Issuer	Acquisition Date	Value
Warrants
Loudeye Corp. Warrants, Exp 12/23/2010	12/22/04	$0

Total Restricted Securities:
(Cost $0) (0.00% of Net Assets)		$0

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, for non-U.S. securities that may be fair valued, repurchase agreements, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, non-U.S. securities, whose markets close hours before the Funds value their holdings, may require revised valuations due to significant movement in the U.S. markets. Since these values are not obtained from quoted prices in an active market such securities are reflected as Level 2.

The following is a summary of the inputs used as of September 30, 2010 in valuing the Funds’ investments carried at fair value:

	Baron Asset Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$2,590,202,134	$—	$—	$2,590,202,134
Private Equity Investments†	—	—	36,880,013	36,880,013
Short Term Investments	—	50,560,338	—	50,560,338

Total Investments	$2,590,202,134	$50,560,338	$36,880,013	$2,677,642,485

	Baron Growth Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$5,502,083,251	$24,750,000	$—	$5,526,833,251
Private Equity Investments†	—	—	29,363,000	29,363,000
Warrants	—	513,165	—	513,165

Total Investments	$5,502,083,251	$25,263,165	$29,363,000	$5,556,709,416

†	See Statements of Net Assets for additional detailed categorizations.

Baron Funds	September 30, 2010

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Small Cap Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$3,126,690,423	$39,206,848	$—	$3,165,897,271
Private Equity Investments	—	—	10,500,000	10,500,000
Warrants	—	513,165	—	513,165
Short Term Investments	—	121,636,011	—	121,636,011

Total Investments	$3,126,690,423	$161,356,024	$10,500,000	$3,298,546,447

	Baron Opportunity Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$226,414,562	$—	$—	$226,414,562
Warrants	—	0	—	0
Short Term Investments	—	16,063,325	—	16,063,325

Total Investments	$226,414,562	$16,063,325	$—	$242,477,887

	Baron Fifth Avenue Growth Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$38,498,504	$—	$—	$38,498,504
Short Term Investments	—	856,590	—	856,590

Total Investments	$38,498,504	$856,590	$—	$39,355,094

†	See Statements of Net Assets for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Baron Asset Fund
Investments in Securities	Balance as of September 30, 2009	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers In (Out)	Balance as of September 30, 2010	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at September 30, 2010
Private Equity Investments
Consumer Discretionary	$20,800,000	$—	$(757,901)	$(4,399,993)	$(42,106)	$—	$15,600,000	$(5,200,000)
Financials	11,200,007	—	—	10,080,006	—	—	21,280,013	10,080,006

Total	$32,000,007	$—	$(757,901)	$5,680,013	$(42,106)	$—	$36,880,013	$4,880,006

September 30, 2010	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Growth Fund
Investments in Securities	Balance as of September 30, 2009	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers In (Out)	Balance as of September 30, 2010	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at September 30, 2010
Private Equity Investments
Consumer Discretionary	$29,600,000	$—	$—	$(7,400,000)	$—	$—	$22,200,000	$(7,400,000)
Financials	3,770,000	—	—	3,393,000	—	—	7,163,000	3,393,000

Total	$33,370,000	$—	$—	$(4,007,000)	$—	$—	$29,363,000	$(4,007,000)

	Baron Small Cap Fund
Investments in Securities	Balance as of September 30, 2009	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers In (Out)	Balance as of September 30, 2010	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at September 30, 2010
Private Equity Investments
Consumer Discretionary	$14,000,000	$—	$—	$(3,500,000)	$—	$—	$10,500,000	$(3,500,000)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency gains and losses and net investment loss. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

For the year ended September 30, 2010, the Funds recorded the following permanent reclassifications to reflect tax character. Reclassifications between income, gains and paid-in capital relate primarily to the tax treatment of net investment loss, foreign currency gains and losses and partnership basis adjustments. Results of operations and net assets were not affected by these reclassifications.

Fund	Undistributed Net Investment Income	Accumulated Realized Gain/(Loss)	Paid-In Capital
Baron Asset Fund	$16,233,234	$(19,477)	$(16,213,757)
Baron Growth Fund	39,422,051	5,352,919	(44,774,970)
Baron Small Cap Fund	9,032,102	(1,133,672)	(7,898,430)
Baron Opportunity Fund	1,974,445	19,465	(1,993,910)
Baron Fifth Avenue Growth Fund	104,164	(65,141)	(39,023)

Baron Funds	September 30, 2010

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

As of September 30, 2010, the components of net assets on a tax basis were as follows:

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron Opportunity Fund	Baron Fifth Avenue Growth Fund
Cost of investments	$1,764,470,410	$3,615,727,036	$2,463,163,029	$195,498,224	$32,992,720

Gross tax unrealized appreciation	1,002,036,584	2,055,122,757	1,018,390,227	50,921,961	7,253,236
Gross tax unrealized depreciation	(88,864,509)	(114,140,377)	(183,006,809)	(3,942,298)	(890,862)

Net tax unrealized appreciation (depreciation)	913,172,075	1,940,982,380	835,383,418	46,979,663	6,362,374
Net tax unrealized currency appreciation (depreciation)	(644)	(34,010)	—	(3,201)	—
Accumulated net realized gain (loss)	20,210,363	—	—	—	—
Post October capital/currency loss deferral	(139)	(3,237,884)	(233)	(19,463)	—
Capital loss carryforwards	—	(638,770,139)	(224,574,006)	(31,930,138)	(6,662,628)
Paid-in capital	1,733,617,168	4,272,735,187	2,682,256,364	224,949,554	39,668,687

Net Assets	$2,666,998,823	$5,571,675,534	$3,293,065,543	$239,976,415	$39,368,433

As of September 30, 2010, the Funds had capital loss carryforwards expiring as follows:

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron Opportunity Fund	Baron Fifth Avenue Growth Fund
September 30, 2011	$—	$—	$—	$19,968,339	$—
September 30, 2017	—	343,959,998	64,973,001	11,961,799	924,163
September 30, 2018	—	294,810,141	159,601,005	—	5,738,465

	$—	$638,770,139	$224,574,006	$31,930,138	$6,662,628

Capital loss carryforward utilized during the year ended September 30, 2010	$36,507,458	$—	$—	$10,383,006	$—

The tax character of distributions paid during the fiscal years ended September 30, 2010 and September 30, 2009 was as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
Fund	Ordinary[1]	Long Term Capital Gain	Ordinary[1]	Long Term Capital Gain
Baron Asset Fund	$—	$—	$—	$159,976,493
Baron Growth Fund	—	—	—	5,233,210
Baron Small Cap Fund	—	—	—	151,470
Baron Opportunity Fund	—	—	—	—
Baron Fifth Avenue Growth Fund	136,975	—	51,146	4,091,158

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.

The Funds follow the provisions of the FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At September 30, 2010, the Funds did not have any unrecognized tax benefits in the accompanying financial statements. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

September 30, 2010	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

9. TRANSACTIONS IN “AFFILIATED” COMPANIES1

BARON ASSET FUND

Name of Issuer	Balance of Shares Held on September 30, 2009	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held on September 30, 2010	Fair Value September 30, 2010	Dividend Income For the Year ended September 30, 2010
Apollo International, Inc. S-A Conv. Pfd.[4]	105,264	—	105,264	—	$—	$—
Vail Resorts, Inc.	2,236,741	—	437,541	1,799,200	67,505,984	—

Total investments in “affiliated” companies (2.53% of Net Assets)					$67,505,984	$—

BARON GROWTH FUND

Name of Issuer	Balance of Shares Held on September 30, 2009	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held on September 30, 2010	Fair Value September 30, 2010	Dividend Income For the Year ended September 30, 2010
AMERIGROUP Corp.	2,625,000	—	—	2,625,000	$111,483,750	$—
Blue Nile, Inc.	800,000	305,000	—	1,105,000	49,161,450	—
Choice Hotels Intl., Inc.	3,000,000	—	—	3,000,000	109,380,000	2,220,000
DeVry, Inc.	3,650,000	—	25,000	3,625,000	178,386,250	730,000
Denbury Resources, Inc. (formerly Encore Acquisition Co.)[3]	2,800,000	—	2,800,000	—	—	—
Peet’s Coffee & Tea, Inc.	700,000	100,000	—	800,000	27,384,000	—
SEACOR Holdings, Inc.[2]	1,100,000	—	100,000	1,000,000	—	—
Strayer Education, Inc.[2]	700,000	—	25,000	675,000	—	2,100,000
Vail Resorts, Inc.	1,900,000	—	—	1,900,000	71,288,000	—

Total investments in “affiliated” companies (9.82% of Net Assets)					$547,083,450	$5,050,000

BARON SMALL CAP FUND

Name of Issuer	Balance of Shares Held on September 30, 2009	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held on September 30, 2010	Fair Value September 30, 2010	Dividend Income For the Year ended September 30, 2010
AeroVironment, Inc.	1,000,000	150,000	1,150,000	—	$—	$—
Chesapeake Lodging Trust	—	901,862	—	901,862	14,456,848	—
Coresite Realty Corp.	—	1,051,974	—	1,051,974	17,241,854	—
GeoResources, Inc.[2]	—	1,100,000	600,000	500,000	—	—
Great Wolf Resorts, Inc.	3,060,000	—	—	3,060,000	5,814,000	—
Huron Consulting Group, Inc.	1,250,000	—	—	1,250,000	27,487,500	—
Iconix Brand Group, Inc.	3,750,000	150,000	—	3,900,000	68,250,000	—
Mistras Group, Inc.	—	1,750,000	—	1,750,000	20,265,000	—
National CineMedia, Inc.[2]	2,400,000	250,000	—	2,650,000	—	1,706,150
Orion Marine Group, Inc.	1,100,000	300,000	—	1,400,000	17,374,000	—
Rubicon Technology, Inc.[2]	1,915,995	—	915,995	1,000,000	—	—
Stanley, Inc.	1,350,000	—	1,350,000	—	—	—
Vitacost.com, Inc.	800,000	1,525,000	—	2,325,000	13,973,250	—

Total investments in “affiliated” companies (5.61% of Net Assets)					$184,862,452	$1,706,150

[1]	An “Affiliated” Company, as defined in the 1940 Act, is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the year ended September 30, 2010.
[2]	As of September 30, 2010, no longer an affiliate.
[3]	Decrease due to merger.
[4]	Decrease due to dissolution.

Baron Funds	September 30, 2010

FINANCIAL HIGHLIGHTS

BARON ASSET FUND

Selected data for a share outstanding throughout each period:

	RETAIL SHARES										INSTITUTIONAL SHARES
	Year Ended September 30,										Year Ended September 30,
	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001	2010	2009[3]

Net asset value, beginning of year	$43.62	$52.12	$66.57	$60.08	$56.52	$47.89	$40.05	$35.65	$40.22	$63.35	$43.65	$37.38

Income (loss) from investment operations:
Net investment loss	(0.28)[1]	(0.20)[1]	(0.29)[1]	(0.10)[1]	(0.27)	(0.46)	(0.43)	(0.46)	(0.55)	(0.65)	(0.15)[1]	(0.05)[1]
Net realized and unrealized gain (loss) on investments	5.93	(5.68)	(12.08)	11.27	6.64	12.08	8.27	6.04	0.05	(17.87)	5.93	6.32

Total from investment operations	5.65	(5.88)	(12.37)	11.17	6.37	11.62	7.84	5.58	(0.50)	(18.52)	5.78	6.27

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	(2.62)	(2.08)	(4.68)	(2.81)	(2.99)	0.00	(1.18)	(4.07)	(4.61)	0.00	0.00

Total distributions	0.00	(2.62)	(2.08)	(4.68)	(2.81)	(2.99)	0.00	(1.18)	(4.07)	(4.61)	0.00	0.00

Net asset value, end of year	$49.27	$43.62	$52.12	$66.57	$60.08	$56.52	$47.89	$40.05	$35.65	$40.22	$49.43	$43.65

Total return	12.95%	(9.88)%	(19.14)%	19.56%	11.54%	25.21%	19.58%	16.11%	(2.54)%	(31.16)%	13.24%	16.77%[4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$2,424.2	$2,652.6	$3,311.8	$4,468.0	$3,365.6	$2,687.4	$2,002.4	$1,957.2	$2,055.2	$2,692.3	$242.8	$82.3

Ratio of total expenses to average net assets	1.32%	1.36%[2]	1.33%[2]	1.34%[2]	1.33%	1.34%	1.34%	1.34%	1.35%	1.37%	1.06%	1.16%[5]
Less: Ratio of interest expense to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	(0.02)%	(0.01)%	0.00%	0.00%

Ratio of operating expenses to average net assets	1.32%	1.36%	1.33%	1.34%	1.33%	1.34%	1.34%	1.34%	1.33%	1.36%	1.06%	1.16%[5]

Ratio of net investment loss to average net assets	(0.61)%	(0.54)%	(0.49)%	(0.17)%	(0.49)%	(0.91)%	(0.90)%	(1.14)%	(1.16)%	(1.14)%	(0.33)%	(0.39)%[5]

Portfolio turnover rate	13.04%	14.67%	16.02%	13.39%	21.87%	11.47%	19.57%	27.95%	6.01%	4.33%	13.04%	14.67%

[1]	Based on average shares outstanding.
[2]	Benefit of expense reduction rounds to less than 0.01%.
[3]	For the period May 29, 2009 (Commencement of Operations) to September 30, 2009.
[4]	Not Annualized.
[5]	Annualized.

36	See Notes to Financial Statements.

September 30, 2010	Baron Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON GROWTH FUND

Selected data for a share outstanding throughout each period:

	RETAIL SHARES										INSTITUTIONAL SHARES
	Year Ended September 30,										Year Ended September 30,
	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001	2010	2009[3]

Net asset value, beginning of year	$39.00	$41.69	$54.55	$47.23	$45.96	$38.92	$32.65	$26.96	$27.18	$32.26	$39.03	$33.71

Income (loss) from investment operations:
Net investment loss	(0.34)[1]	(0.18)[1]	(0.28)[1]	(0.25)[1]	(0.29)	(0.29)	(0.30)	(0.25)	(0.23)	(0.22)	(0.22)[1]	(0.04)[1]
Net realized and unrealized gain (loss) on investments	5.71	(2.47)	(10.07)	10.11	3.61	7.33	6.57	5.94	1.65	(1.67)	5.71	5.36

Total from investment operations	5.37	(2.65)	(10.35)	9.86	3.32	7.04	6.27	5.69	1.42	(1.89)	5.49	5.32

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	(0.04)	(2.51)	(2.54)	(2.05)	0.00	0.00	0.00	(1.64)	(3.19)	0.00	0.00

Total distributions	0.00	(0.04)	(2.51)	(2.54)	(2.05)	0.00	0.00	0.00	(1.64)	(3.19)	0.00	0.00

Net asset value, end of year	$44.37	$39.00	$41.69	$54.55	$47.23	$45.96	$38.92	$32.65	$26.96	$27.18	$44.52	$39.03

Total return	13.77%	(6.34)%	(19.78)%	21.41%	7.36%	18.09%	19.20%	21.11%	5.02%	(6.06)%	14.07%	15.78%[4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$4,842.8	$5,034.5	$5,615.0	$7,075.9	$5,315.8	$5,005.1	$3,135.6	$2,185.4	$1,030.3	$512.3	$728.9	$238.7

Ratio of operating expenses to average net assets	1.32%	1.35%[2]	1.32%[2]	1.31%[2]	1.31%	1.31%	1.33%	1.36%	1.35%	1.36%	1.06%	1.13%[5]

Ratio of net investment loss to average net assets	(0.80)%	(0.56)%	(0.59)%	(0.49)%	(0.61)%	(0.73)%	(0.89)%	(1.11)%	(1.02)%	(0.79)%	(0.53)%	(0.29)%[5]

Portfolio turnover rate	16.12%	26.65%	25.97%	21.37%	21.27%	15.50%	27.15%	32.63%	18.31%	34.94%	16.12%	26.65%

[1]	Based on average shares outstanding.
[2]	Benefit of expense reduction rounds to less than 0.01%.
[3]	For the period May 29, 2009 (Commencement of Operations) to September 30, 2009.
[4]	Not Annualized.
[5]	Annualized.

See Notes to Financial Statements.	37

Baron Funds	September 30, 2010

FINANCIAL HIGHLIGHTS (Continued)

BARON SMALL CAP FUND

Selected data for a share outstanding throughout each period:

	RETAIL SHARES										INSTITUTIONAL SHARES
	Year Ended September 30,										Year Ended September 30,
	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001	2010	2009[4]

Net asset value, beginning of year	$17.96	$18.70	$25.47	$23.59	$23.08	$19.18	$17.26	$13.73	$12.69	$16.05	$17.97	$15.52

Income (loss) from investment operations:
Net investment loss	(0.06)[1]	(0.13)[1]	(0.09)[1]	(0.02)[1]	(0.18)	(0.10)	(0.15)	(0.11)	(0.14)	(0.11)	(0.03)[1]	(0.04)[1]
Net realized and unrealized gain (loss) on investments	3.00	(0.61)	(5.01)	4.96	1.43	4.55	2.07	4.02	1.18	(2.87)	3.03	2.49

Total from investment operations	2.94	(0.74)	(5.10)	4.94	1.25	4.45	1.92	3.91	1.04	(2.98)	3.00	2.45

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	(0.00)[2]	(1.67)	(3.06)	(0.74)	(0.55)	0.00	(0.38)	0.00	(0.38)	0.00	0.00

Total distributions	0.00	(0.00)	(1.67)	(3.06)	(0.74)	(0.55)	0.00	(0.38)	0.00	(0.38)	0.00	0.00

Net asset value, end of year	$20.90	$17.96	$18.70	$25.47	$23.59	$23.08	$19.18	$17.26	$13.73	$12.69	$20.97	$17.97

Total return	16.37%	(3.95)%	(21.44)%	22.54%	5.52%	23.56%	11.12%	29.20%	8.20%	(18.83)%	16.69%	15.79%[5]

Ratios/Supplemental data:
Net assets (in millions), end of year	$3,032.0	$2,719.4	$2,871.6	$3,522.4	$2,921.7	$2,828.6	$1,782.1	$1,210.5	$719.1	$585.9	$261.1	$89.4

Ratio of operating expenses to average net assets	1.31%	1.34%[3]	1.32%[3]	1.31%[3]	1.33%	1.33%	1.33%	1.36%	1.36%	1.35%	1.06%	1.16%[6]

Ratio of net investment gain (loss) to average net assets	(0.30)%	(0.86)%	(0.42)%	(0.09)%	(0.73)%	(0.48)%	(0.88)%	(0.87)%	(0.97)%	(0.68)%	(0.15)%	(0.75)%[6]

Portfolio turnover rate	27.22%	35.83%	41.52%	36.51%	39.99%	24.68%	32.92%	30.29%	55.07%	55.77%	27.22%	35.83%

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	Benefit of expense reduction rounds to less than 0.01%.
[4]	For the period May 29, 2009 (Commencement of Operations) to September 30, 2009.
[5]	Not Annualized.
[6]	Annualized.

38	See Notes to Financial Statements.

September 30, 2010	Baron Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON OPPORTUNITY FUND

Selected data for a share outstanding throughout each period:

	RETAIL SHARES										INSTITUTIONAL SHARES
	Year Ended September 30,										Year Ended September 30,
	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001	2010	2009[7]

Net asset value, beginning of year	$10.61	$9.90	$13.01	$10.05	$9.16	$7.58	$6.48	$3.63	$4.09	$8.76	$10.62	$8.88

Income (loss) from investment operations:
Net investment loss	(0.13)[1]	(0.08)[1]	(0.09)[1]	(0.07)[1]	(0.03)	(0.09)	(0.10)	(0.05)	(0.06)	(0.05)	(0.10)[1]	(0.02)[1]
Net realized and unrealized gain (loss) on investments	2.28	0.79	(3.02)	3.03	0.92	1.66	1.18	2.89	(0.40)	(4.59)	2.28	1.76

Total from investment operations	2.15	0.71	(3.11)	2.96	0.89	1.57	1.08	2.84	(0.46)	(4.64)	2.18	1.74

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.03)	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.03)	0.00	0.00

Redemption fees added to capital paid in	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.02	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00

Net asset value, end of year	$12.76	$10.61	$9.90	$13.01	$10.05	$9.16	$7.58	$6.48	$3.63	$4.09	$12.80	$10.62

Total return	20.26%	7.17%	(23.90)%	29.45%[3]	9.72%	20.84%[3]	16.98%[3]	78.51%[3]	(11.25)%[3]	(53.14)%[3]	20.53%	19.59%[3,4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$214.4	$142.7	$154.4	$198.0	$145.4	$145.7	$133.9	$109.3	$57.5	$73.7	$25.5	$10.9

Ratio of operating expenses to average net assets	1.44%	1.50%	1.42%	1.43%	1.45%	1.52%	1.56%	1.67%	1.65%	1.55%	1.18%	1.37%[6]
Less: Reimbursement of expenses by Adviser and/or offsets	0.00%	0.00%[5]	0.00%[5]	(0.01)%	0.00%	(0.02)%	(0.06)%	(0.17)%	(0.15)%	(0.05)%	0.00%	(0.12)%[6]

Ratio of net expenses to average net assets	1.44%	1.50%	1.42%	1.42%	1.45%	1.50%	1.50%	1.50%	1.50%	1.50%	1.18%	1.25%[6]

Ratio of net investment loss to average net assets	(1.08)%	(1.00)%	(0.79)%	(0.61)%	(0.26)%	(1.01)%	(1.25)%	(1.18)%	(1.20)%	(0.75)%	(0.83)%	(0.74)%[6]

Portfolio turnover rate	76.44%	68.09%	61.44%	46.20%	67.25%	83.64%	86.35%	89.72%	96.41%	123.30%	76.44%	68.09%

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	The total returns would have been lower had certain expenses not been reduced during the periods shown.
[4]	Not Annualized.
[5]	Benefit of expense reduction rounds to less than 0.01%.
[6]	Annualized.
[7]	For the period May 29, 2009 (Commencement of Operations) to September 30, 2009.

See Notes to Financial Statements.	39

Baron Funds	September 30, 2010

FINANCIAL HIGHLIGHTS (Continued)

BARON FIFTH AVENUE GROWTH FUND

Selected data for a share outstanding throughout each period:

	RETAIL SHARES							INSTITUTIONAL SHARES
	Year Ended September 30,							Year Ended September 30,
	2010	2009	2008	2007	2006	2005	2004[1]	2010	2009[8]

Net asset value, beginning of year	$8.60	$10.38	$14.12	$12.22	$11.56	$9.89	$10.00	$8.61	$7.54

Income (loss) from investment operations:
Net investment income (loss)	(0.03)[2]	0.03 [2]	0.00 [2,3]	(0.01)[2]	(0.02)	(0.05)	(0.02)	(0.01)[2]	0.02 [2]
Net realized and unrealized gain (loss) on investments	0.66	(1.03)	(2.62)	1.91	0.68	1.72	(0.09)	0.66	1.05

Total from investment operations	0.63	(1.00)	(2.62)	1.90	0.66	1.67	(0.11)	0.65	1.07

Less distributions to shareholders from:
Net investment income	(0.02)	(0.01)	0.00	0.00	0.00	0.00	0.00	(0.05)	0.00
Net realized gain on investments	0.00	(0.77)	(1.12)	0.00	0.00	0.00	0.00	0.00	0.00

Total distributions	(0.02)	(0.78)	(1.12)	0.00	0.00	0.00	0.00	(0.05)	0.00

Net asset value, end of year	$9.21	$8.60	$10.38	$14.12	$12.22	$11.56	$9.89	$9.21	$8.61

Total return	7.38%[4]	(7.75)%[4]	(19.96)%[4]	15.55%	5.71%	16.89%[4]	(1.10)%[4,5]	7.59%[4]	14.19%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of year	$29.0	$32.8	$58.2	$110.2	$123.3	$96.5	$49.3	$10.4	$9.5

Ratio of operating expenses to average net assets	1.62%	1.69%	1.47%	1.36%	1.39%	1.49%	1.67%[7]	1.35%	1.61%[7]
Less: Reimbursement of expenses by Adviser and/or offsets	(0.25)%	(0.29)%	(0.07)%	0.00%[6]	0.00%	(0.09)%	(0.27)%[7]	(0.24)%	(0.46)%[7]

Ratio of net expenses to average net assets	1.37%	1.40%	1.40%	1.36%	1.39%	1.40%	1.40%[7]	1.11%	1.15%[7]

Ratio of net investment income (loss) to average net assets	(0.32)%	0.40%	(0.01)%	(0.08)%	(0.16)%	(0.58)%	(0.79)%[7]	(0.07)	0.58%[7]

Portfolio turnover rate	57.67%	39.61%	39.59%	28.75%	105.77%	46.71%	7.58%[5]	57.67%	39.61%

[1]	For the period April 30, 2004 (Commencement of Operations) to September 30, 2004.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the periods shown.
[5]	Not Annualized.
[6]	Benefit of expense reduction rounds to less than 0.01%.
[7]	Annualized.
[8]	For the period May 29, 2009 (Commencement of Operations) to September 30, 2009.

40	See Notes to Financial Statements.

September 30, 2010	Baron Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Baron Investment Funds Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund (formerly Baron iOpportunity Fund) and Baron Fifth Avenue Growth Fund (five of the portfolios constituting the Baron Investment Funds Trust, hereafter referred to as the “Funds”) at September 30, 2010, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 22, 2010

Baron Funds	September 30, 2010

FUND EXPENSES (UNAUDITED)

As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on April 1, 2010 and held for the six months ended September 30, 2010.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 20101

	Actual Total Return		Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Annualized Expense Ratio	Expenses Paid During the Period[2]
Baron Asset Fund — Retail Shares	0.37%		$1,000.00	$1,003.70	1.32%	$6.63
Baron Asset Fund — Institutional Shares	0.51%		$1,000.00	$1,005.10	1.05%	$5.28
Baron Growth Fund — Retail Shares	0.75%		$1,000.00	$1,007.50	1.32%	$6.64
Baron Growth Fund — Institutional Shares	0.88%		$1,000.00	$1,008.80	1.06%	$5.34
Baron Small Cap Fund — Retail Shares	2.96%		$1,000.00	$1,029.60	1.30%	$6.61
Baron Small Cap Fund — Institutional Shares	3.10%		$1,000.00	$1,031.00	1.05%	$5.35
Baron Opportunity Fund — Retail Shares	5.80%		$1,000.00	$1,058.00	1.43%	$7.38
Baron Opportunity Fund — Institutional Shares	5.87%		$1,000.00	$1,058.70	1.16%	$5.99
Baron Fifth Avenue Growth Fund — Retail Shares	(3.30%	)	$1,000.00	$967.00	1.33%	$6.56
Baron Fifth Avenue Growth Fund — Institutional Shares	(3.21%	)	$1,000.00	$967.90	1.08%	$5.33

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010

	Hypothetical Annualized Total Return	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Annualized Expense Ratio	Expenses Paid During the Period[2]
Baron Asset Fund — Retail Shares	5.00%	$1,000.00	$1,018.45	1.32%	$6.68
Baron Asset Fund — Institutional Shares	5.00%	$1,000.00	$1,019.80	1.05%	$5.32
Baron Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.45	1.32%	$6.68
Baron Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,019.75	1.06%	$5.37
Baron Small Cap Fund — Retail Shares	5.00%	$1,000.00	$1,018.55	1.30%	$6.58
Baron Small Cap Fund — Institutional Shares	5.00%	$1,000.00	$1,019.80	1.05%	$5.32
Baron Opportunity Fund — Retail Shares	5.00%	$1,000.00	$1,017.90	1.43%	$7.23
Baron Opportunity Fund — Institutional Shares	5.00%	$1,000.00	$1,019.25	1.16%	$5.87
Baron Fifth Avenue Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.40	1.33%	$6.73
Baron Fifth Avenue Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,019.65	1.08%	$5.47

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.

[2]

Expenses are equal to each Share Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

September 30, 2010	Baron Funds

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS FOR BARON ASSET FUND, BARON GROWTH FUND, BARON SMALL CAP FUND, BARON OPPORTUNITY FUND AND BARON FIFTH AVENUE GROWTH FUND, BY THE BOARD OF TRUSTEES (UNAUDITED)

The Board of Trustees (the “Board”) of Baron Investment Funds Trust (“Trust”) met on May 18, 2010 to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreements for Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund (each a “Fund” and collectively, the “Funds”). The members of the Board who are not affiliated with the Trust (the “Independent Trustees”) met in a separate session to discuss and consider the renewal of the advisory contract for the Funds. An independent consultant provided reports to the Board and attended the Board meeting. The Trustees received a substantial amount of information from the Adviser and from the consultant, and were advised by independent counsel. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the continuation of the advisory agreements for the Funds for an additional one year period.

In reaching its determination, the Board considered various factors that it deemed relevant, including the factors listed below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

As part of their consideration of the nature, extent and quality of services provided by the Adviser, the Independent Trustees relied on the information they received at the Board meeting, as well as on the information they had considered in past years. In particular, the Board considered the following:

•	Their confidence in the Adviser’s senior personnel, portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

•

The nature, quality and the level of long-term performance of the services provided by the Adviser, including: intensive devotion to research, selection of broker/dealers for Fund portfolio transactions, relationships with and supervision of third party service providers, such as the Funds’ custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services provided to the Funds and the support services provided to the Board;

•

The Adviser’s investment principles and processes and the historical performance of the Funds as compared to similar funds managed by other advisers and other funds managed by the Adviser over comparable periods;

•	The total expense ratio of the Funds and comparisons to similar funds managed by other advisers over comparable periods;

•

The costs of portfolio management, including the types of investments made for the Funds, the personnel and systems necessary for the implementation of investment strategies and the pre-tax profits realized by the Adviser and its affiliates from their relationship with the Funds; and

•	Any additional services provided by the Adviser.

The Board concluded that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and that each Fund was likely to continue to benefit from those services provided under the relevant advisory agreement with the Adviser.

2. INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

As part of its consideration of the investment performance of the Funds and the Adviser, the Board took into account the analyses performed by and discussed with the independent consultant. The Board considered for each Fund, among other information, the independent consultant’s comparisons of the expense ratio and contractual advisory fee with those of expense group funds. The Board also considered the independent consultant’s risk-adjusted performance comparisons with comparable funds and comparisons of each Fund’s annualized total return over one-, three-, five- and ten-year periods, where applicable, against expense group and performance universe averages. After considering all the information, the Board concluded that the Adviser continued to invest in accordance with its long-standing principles and that each Fund’s more relative performance was consistent with expectations for the Adviser’s investment style under recent market conditions. The Board noted the Funds’ favorable absolute performance in the most recent one-year period and the risk-adjusted performance comparisons. The Board also concluded that the Funds and their shareholders had benefited over the long-term from the Adviser’s investment management of the Funds.

3. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

The Board was provided with information from the Adviser and the independent consultant regarding the fees charged by the Adviser as compared to the fees charged by comparable funds. This information compared various fees and expenses, as well as the total expense ratios, of the Funds against the same fees, expenses and total expense ratios of other funds of similar size, character and investment strategies. The total expense ratios of the Funds were generally competitive with the total expense ratios of the funds against which it was compared.

Baron Funds	September 30, 2010

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS FOR BARON ASSET FUND, BARON GROWTH FUND, BARON SMALL CAP FUND, BARON OPPORTUNITY FUND AND BARON FIFTH AVENUE GROWTH FUND, BY THE BOARD OF TRUSTEES (UNAUDITED) (Continued)

The Board considered comparisons of the advisory fees charged and services provided by the Adviser and its investment adviser affiliate to the Funds, sub-advised accounts and separately managed accounts. The Board considered that, while the advisory fees for the other clients are the same as, or lower than, the fees for the Funds, the Adviser or its affiliate performs significantly fewer services for those clients compared with those provided by the Adviser to the Funds.

The Board also considered the costs of portfolio management, including the types of investments made for the Funds, the personnel and systems necessary to implement investment strategies and the pre-tax profits realized by the Adviser and its affiliates from their relationship with each Fund. The Board also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds.

4. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

The Board considered the extent to which the Funds’ management fee reflected economies of scale for the benefit of Fund shareholders. The Board considered that, except for Baron Fifth Avenue Growth Fund, the Funds do not have breakpoint fees. The Board considered that the small- and mid-cap investment strategy required more attention by the Adviser than a strategy that involved other types of investing, particularly as the asset size increases. The Board considered that the Adviser was continuing to grow and upgrade its staff and invest in its business even during this recent period of declining assets and reduced revenues. The Board concluded that the management fee for each Fund was reasonable in light of the services provided as discussed at the meeting, including the Adviser’s investments in resources to support the Funds. The Board will continue to scrutinize the extent of economies of scale, asset growth and the Adviser’s plans to reinvest further to support the Funds.

After due consideration of the above enumerated factors and other factors, the Board, including a majority of the Independent Trustees, concluded that approval of each Fund’s investment advisory agreement was in the best interests of the respective Fund and its shareholders.

September 30, 2010	Baron Funds

TAX INFORMATION (Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Funds’ fiscal year end as to the federal tax status of distributions paid by the Funds during such fiscal year.

During the fiscal year ended September 30, 2010, the Funds’ distributions to shareholders included:

Fund	Ordinary Income[1]	Long-Term Capital Gains[2]
Baron Fifth Avenue Growth Fund	$136,975	$—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.
[2]	Long-term capital gains are subject to a maximum allowable rate of 15% for individuals pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Of the total ordinary income distributions paid by Baron Fifth Avenue Growth Fund, 100% is qualified dividend income subject to a reduced tax rate and 100% qualifies for the Corporate Dividends Received Deduction.

The information and distributions reported may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2010. The information necessary to complete your income tax return for the calendar year ended December 31, 2010 will be listed on the Form 1099-DIV, which will be mailed to you in January 2011.

Baron Funds	September 30, 2010

MANAGEMENT OF THE FUNDS

Board of Trustees and Officers.

The Board of Trustee’s (the “Board”) role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Adviser’s Chief Investment Officer, the Trust’s and the Adviser’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee (which consists of two independent Trustees) meets regularly with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Adviser and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. However, it is not possible to eliminate all of the risks applicable to the Funds. The Board also receives reports from counsel to the Trust or counsel to the Adviser and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

The 1940 Act requires that at least 40% of a fund’s trustees not be “interested persons” (as defined in the 1940 Act) of the fund, and to rely on certain exemptive rules under the 1940 Act, a majority of a fund’s trustees must not be interested persons of the fund. For certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the trustees who are not interested persons of the fund. Currently, six of the Trustees are not interested persons of the Trust (as such, the Trustees are not affiliated with the Adviser (“Independent Trustees”)). The Chairman of the Board, Linda Martinson, is an interested person of the Trust (“Interested Trustee”), and the Independent Trustees have designated two lead Independent Trustees who chair meetings or executive sessions of the Independent Trustees, review and comment on Board meeting agendas, represent the views of the Independent Trustees to management and facilitate communication among the Independent Trustees and their independent legal counsel. The Board has determined that its leadership structure, in which the Independent Trustees have designated two lead Independent Trustees to function as described above is appropriate in light of the services that the Adviser and its affiliates provide to the Trust and potential conflicts of interest that could arise from these relationships.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Each Trustee serves as Trustee of a Fund until its termination; until the Trustee’s retirement, resignation or death; or as other specified in the Trust’s organizational documents. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Investment Funds Trust, 767 Fifth Avenue, 49th Floor, New York, NY 10153. All Trustees listed below, whether Interested or Independent, serve as Trustees for the Trust. Additional information about the Trustees and Officers of the Trust can be found in the Trust’s Statement of Additional Information (the “SAI”) which may be obtained without charge by writing or calling 1-800-99Baron. The SAI is also available on the Baron Funds® website, www.BaronFunds.com.

Name, Address & Age	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trustee/Directorships Held by the Trustee
Interested Trustees

Ronald Baron(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 67	Chief Executive Officer, Chief Investment Officer, Trustee and Portfolio Manager	23 years	Director, Chairman, CEO and CIO: the Firm* (2003-Present); President (2004-02/07), Chairman (1999-2004), and Trustee (1987-Present): Baron Investment Funds Trust; President (2004-02/07), Chairman (2003-2004), and Trustee (2003-Present): Baron Select Funds; Portfolio Manager: Baron USA Partners Fund, Ltd. (2003-Present); President: the Firm* (03/06-06/07); Portfolio Manager: Baron Managed Funds plc (2005-2009); President (2004-02/07), Chairman (1997-2004), and Trustee (1997-06/07): Baron Capital Funds Trust.	9	None

September 30, 2010	Baron Funds

Name, Address & Age	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trustee/Directorships Held by the Trustee
Interested Trustees (continued)

Linda S. Martinson(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 55	Chairman, President, Chief Operating Officer and Trustee	23 years	Director: the Firm* (2003-Present); Secretary: the Firm* (2003-04/08); President: the Firm* (02/07-Present); Chief Operating Officer: the Firm (05/06-present); General Counsel and Vice President: the Firm* (2003-2007); Chairman (10/10-Present); President (02/07-Present), Trustee (1987-Present), Secretary (2003-10/08): Baron Investment Funds Trust; Chairman (10/10-Present); President (02/07-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present); Director: Baron Managed Funds plc (2005-2009); President (02/07-06/07) Trustee (1998-06/07): Baron Capital Funds Trust.	9	None
Independent Trustees

Norman S. Edelcup(3),(4),(5) City of Sunny Isles Beach 18070 Collins Avenue Sunny Isles Beach, FL 33160 Age: 75	Trustee	23 years	Director: Marquis Bank (2007-Present) Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-Present); Mayor (2003-Present), Commissioner (2001-2003): Sunny Isles Beach, Florida; Director (2001-2006), Senior Vice President (2001-2004): Florida Savings Bank; Director: Valhi, Inc. (diversified company) (1975-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	9	Director: Marquis Bank (2007-Present); Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-Present); Director: Valhi, Inc. (diversified company) (1985-1998).

Charles N. Mathewson(4),(5) 9295 Prototype Drive Reno, NV 89521 Age: 82	Trustee	23 years	Chairman Emeritus (October 2003-Present), Chairman (1986-2003): International Game Technology, Inc. (manufacturer of microprocessor-controlled gaming machines and monitoring systems); Chairman: Baron Capital Funds Trust (2004-06/07), Baron Investment Funds Trust, Baron Select Funds (2004-10/10); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	9	None

Harold W. Milner(4),(5) 2293 Morningstar Drive Park City, UT 84060 Age: 76	Trustee	23 years	Retired; Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present); Chairman: Lighting Protection Systems, LLC (10/06-Present); Director: CompletexRM (2009-Present).	9	None

Raymond Noveck(3),(4),(5) 31 Karen Road Waban, MA 02168 Age: 67	Trustee	23 years	Private Investor (1999-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	9	None

David A. Silverman, MD(4),(5) 146 Central Park West New York, NY 10024 Age: 60	Trustee	23 years	Physician and Faculty: New York University School of Medicine (1976-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	9	Director: New York Blood Center (1999-Present).

Baron Funds	September 30, 2010

Name, Address & Age	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trustee/Directorships Held by the Trustee
Independent Trustees (continued)

Alex Yemenidjian(4),(5) 1925 Century Park East Suite 1975 Los Angeles, CA 90067 Age: 54	Trustee	4 years	Chairman and CEO: Tropicana Las Vegas (gaming) (2009-Present); Chairman and CEO: Armenco Holdings, LLC (investment company) (2005-Present); Director: Guess?, Inc. (retail) (2005-Present); Director: Regal Entertainment Group (entertainment company) (2005-Present); Director: USC Marshall School of Business Board of Leaders (2005-Present); Co-chair: Imagine the Arts Campaign, California State University-Northridge (2005-Present); Trustee: American Film Institute (2000-2007); Chairman and CEO: Metro-Goldwyn-Mayer, Inc. (1999-2005); Director: The Lincy Foundation (1989-Present); Chairman: The United Armenian Fund (1989-Present); Director and member of Executive Committee: MGM MIRAGE, Inc. (1989-2005); Trustee: Baron Investment Funds Trust (2006-Present), Baron Capital Funds Trust (12/06-06/07), Baron Select Funds (12/06-Present).	9	Chairman: Tropicana Las Vegas (2009-Present); Director: Guess?, Inc. (2005-Present); Director: Regal Entertainment Group (2005-Present); Director, USC Marshall School of Business Board of Leaders (2005-Present); Co-chair: Imagine the Arts Campaign, California State University-Northridge (2005-Present); Trustee: American Film Institute (2000-2007); Director: The Lincy Foundation (1989-Present); Chairman: The United Armenian Fund (1989-Present); Director and member of Executive Committee: MGM MIRAGE, Inc. (1989-2005).
Additional Officers of the Funds

Clifford Greenberg 767 Fifth Avenue New York, NY 10153 Age: 51	Senior Vice President and Portfolio Manager	13 years	Director and Senior Vice President: the Firm* (2003-Present); Vice President: Baron Capital, Inc. (1997-2003); Portfolio Manager: Baron Small Cap Fund (1997-Present).	9	None

Gretta J. Heaney 767 Fifth Avenue New York, NY 10153 Age: 50	Vice President and Chief Compliance Officer	7 years	Vice President and Chief Compliance Officer: the Firm* (2003-Present), Baron Investment Funds Trust, Baron Select Funds (2004-Present), Baron USA Partners Fund, Ltd (2006-Present), Baron Managed Funds plc (2005-2009), Baron Capital Funds Trust (2003-06/07).	9	None

Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 Age: 42	Vice President, General Counsel and Secretary	3 years	Vice President and General Counsel: the Firm*, Baron Investment Funds Trust, Baron Select Funds, (08/07-Present); Baron USA Partners Fund, Ltd. (08/07-Present); Secretary: the Firm* (04/08-Present); Secretary: Baron Investment Funds Trust, Baron Select Funds (10/08-Present); Managing Director and Chief Operating Officer: Legal and Compliance Division, Morgan Stanley (01/06-06/07); Director of Regulatory Matters: Credit Suisse Securities (USA) (04/04-01/06); Counsel to Vice Chairman: Credit Suisse Securities (USA) (09/02-04/04).	9	None

Andrew Peck 767 Fifth Avenue New York, NY 10153 Age: 41	Senior Vice President and Portfolio Manager	8 years	Portfolio Manager: Baron Asset Fund (01/08-Present); Vice President: BAMCO, Inc. (2003-Present); Vice President: Baron Investment Funds Trust (2003-Present); Vice President, Research Analyst: Baron Capital, Inc. (1998-2003); Co-Portfolio Manager: Baron Asset Fund (2003-01/08); Co-Portfolio Manager (mid cap accounts): Baron Capital Management, Inc. (04/06-Present).	9	None

September 30, 2010	Baron Funds

Name, Address & Age	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trustee/Directorships Held by the Trustee
Additional Officers of the Funds (continued)

Susan Robbins 767 Fifth Avenue New York, NY 10153 Age: 56	Vice President	23 years	Director, Vice President and Senior Analyst: the Firm* (2003-Present); Vice President: Baron Investment Funds Trust (1994-Present), Baron Select Funds (2003-Present), Baron Capital Funds Trust (1998-06/07).	9	None

Peggy C. Wong 767 Fifth Avenue New York, NY 10153 Age: 49	Treasurer and Chief Financial Officer	23 years	Chief Financial Officer and Treasurer: the Firm* (2003-Present), Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present), Baron USA Partners Fund, Ltd. (1993-Present), Baron Managed Funds plc. (2005-2009), Baron Capital Funds Trust (1998-06/07).	9	None

*	The Firm (Baron Capital Group, Inc. (“BCG”) with its subsidiaries BCI, Baron Capital Management, Inc. (“BCM”) and BAMCO).
(1)	Trustees deemed to be “Interested Trustees” of the Funds, as that term is defined in the 1940 Act by reason of their employment with the Funds’ Adviser and Distributor.
(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the Independent Committee.

767 Fifth Avenue, 49th Fl.

New York, NY 10153

1.800.99.BARON

212-583-2000

www.BaronFunds.com

SEP10

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). Upon request, the Registrant will provide a copy of the Code to any person without charge. To obtain a copy of the Code, please send your request to info@Baronfunds.com or call 1-800-99BARON (1-800-992-2766).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee, Norman S. Edelcup and Raymond Noveck. Both Mr. Edelcup and Mr. Noveck are “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The following table shows the fees paid to PricewaterhouseCoopers, LLP, the Registrant’s principal accounting firm during the fiscal years ended September 30, 2010 and September 30, 2009 (a) for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”), (b) for assurance and related services that are reasonably related to the performance of the audit and are not included as Audit Fees (“Audit-Related Fees”), (c) for professional services rendered for tax compliance, tax advice and tax planning (“Tax Fees”), and (d) for products and services provided by such accounting firm that are not included in (a), (b) or (c) above (“All Other Fees”).

For the Fiscal Year Ended:	September 30, 2010		September 30, 2009
	Audit Fees	Tax Fees	Audit Fees	Tax Fees
Baron Asset Fund	$45,000	$11,450	$45,000	$15,300
Baron Growth Fund	47,250	11,300	47,250	10,640
Baron Small Cap Fund	45,000	12,250	45,000	12,390
Baron Opportunity Fund	25,000	8,800	25,000	10,420
Baron Fifth Avenue Growth Fund	25,000	12,850	25,000	13,030

Pursuant to its charter, the Audit Committee shall pre-approve all audit and non-audit services provided by the independent auditors and in connection therewith to review and evaluate the qualifications, independence and performance of the Funds’ independent auditors.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Norman S. Edelcup and Raymond Noveck.

Item 6. Schedule of Investments.

Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (2) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON INVESTMENT FUNDS TRUST

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: November 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: November 22, 2010

By:	/s/ Peggy Wong
Peggy Wong
Treasurer and Chief Financial Officer

Date: November 22, 2010